UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ZYMEWORKS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

ZYMEWORKS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF ZYMEWORKS INC.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 2, 2019

March 18, 2019

ZYMEWORKS INC.

Notice of Annual General Meeting of Shareholders

The 2019 annual general meeting of shareholders (the “Meeting”) of Zymeworks Inc., a British Columbia corporation (the “Company”), will be held on May 2, 2019 beginning at 9:00 a.m. (Vancouver time), at 1385 West 8th Avenue, Vancouver, British Columbia, V6H 3V9.

The following matters will be considered at the Meeting:

•

the election of two members of the board of directors of the Company to hold office until the 2022 annual meeting of shareholders or until their successors are elected and qualified, subject to earlier resignation or removal;

•

the appointment of KPMG LLP, chartered professional accountants, as auditors for the Company for the ensuing year and the authorization of the board of directors of the Company to fix the remuneration to be paid to the auditor; and

•	the consideration of other matters that may properly come before the Meeting.

The business to be considered at the Meeting may be considered at the Meeting or at any adjournment or postponement of the Meeting.

You are entitled to vote at the Meeting or at any adjournment or postponement thereof only if you were a shareholder of the Company at the close of business on March 8, 2019 (the “Record Date”). You are entitled to attend the Meeting or any adjournment or postponement thereof only if you were a shareholder at the Record Date or you hold a valid proxy to vote at the Meeting. You must present photo identification and proof of ownership or proxy representation to be admitted to the Meeting.

Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy or voting instruction card and returning it in the enclosed envelope, or by telephone or via the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers – How You Can Vote” beginning on page 4 and to the instructions on your proxy or voting instruction card.

/s/ Ali Tehrani
Ali Tehrani
President and Chief Executive Officer

Vancouver, British Columbia

March 18, 2019

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual General Meeting of Shareholders to be Held on May 2, 2019.

This proxy statement and the accompanying form of proxy or voting instruction card are being provided to shareholders beginning on or about March 18, 2019. Unless the context otherwise requires, references to “we,” “us,” “our” or similar terms, as well as references to “Zymeworks” or the “Company” refer to Zymeworks Inc. along with our subsidiary.

QUESTIONS AND ANSWERS

Proxy Materials

Why am I receiving these materials?

Our board of directors (“Board of Directors”) is making these materials available to you by mailing paper copies to you in connection with our Meeting to be held on May 2, 2019. As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement (“proxy statement”). This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of the management and the Board of Directors. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. If you are a non-registered owner, and we have sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, we (and not the intermediary holding on your behalf) have assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

There are two kinds of non-registered, or beneficial, shareholders – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners).

In accordance with Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has elected to send the proxy materials directly to NOBOs and will pay for intermediaries to deliver the proxy materials to OBOs.

What is included in the proxy materials?

The proxy materials include:

•	our notice of meeting;

•	our proxy statement for the Meeting, including any schedules thereto;

•	a proxy or voting instruction card; and

•	our 2018 Annual Report on Form 10-K.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board of Directors and board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at daniel.dex@zymeworks.com or by calling 1-604-378-1388, ext. 174.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our transfer agent, Computershare Investor Services Inc. at:

Computershare Investor Services Inc.

100 University Ave, 8th Floor,

Toronto, ON, M5J 2Y1

1-800-564-6253 (Canada or the United States)

1-514-982-7555 (International toll free)

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Zymeworks Inc.

Attn: Corporate Secretary

Suite 540 – 1385 West 8th Avenue

Vancouver, BC V6H 3V9

daniel.dex@zymeworks.com

We will not transmit proxy materials using notice-and-access, as such term is defined by Canadian securities laws.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

•

the election of two members of the Board of Directors to hold office until the 2022 annual meeting of shareholders or until their successors are elected and qualified, subject to earlier resignation or removal;

•

the appointment of KPMG LLP, chartered professional accountants, as auditors for the Company for the ensuing year and the authorization of the Board of Directors to fix the remuneration to be paid to the auditor; and

•	the consideration of other matters that may properly come before the Meeting.

What are my voting choices?

You may vote “FOR” or “WITHHOLD” for the election of either one or both nominees for election as directors and may vote “FOR” or “WITHHOLD” for the appointment of KPMG as auditors for the ensuing year and the authorization of the Board of Directors to fix the auditor’s remuneration.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of its nominees for election to the Board of Directors and “FOR” the appointment of KPMG as auditors for the ensuing year and the authorization of the Board of Directors to fix the auditor’s remuneration.

What vote is required to approve each item?

To conduct business at the Meeting, a quorum consisting of at least 30% of the shares entitled to vote must be present in person or represented by proxy and at least two persons entitled to vote at the Meeting must be present in person or represented by proxy.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast under our majority voting policy (described under “Proposal 1 – Election of Directors”). You are not entitled to cumulative voting in the election of directors.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
1.Election of Directors	Plurality of votes – nominees receiving the two highest number of votes at the Meeting will be elected*
2.Appointment and Remuneration of Auditors	Majority of the votes cast on the proposal

*

See “Proposal 1 – Election of Directors” for a description of our majority voting policy. In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the policy requires that the nominee shall tender his or her written resignation to the Chair of the Board of Directors.

What happens if additional items are presented at the Meeting?

We are not aware of any item that may be voted on at the Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Meeting.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file on the System for Electronic Document Analysis and Retrieval (“SEDAR”) promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at www.zymeworks.com.

How You Can Vote

What shares can I vote?

You are entitled to one vote for each common share that you owned at the close of business on March 8, 2019, the Record Date for the Meeting, at the Meeting and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, there were 42 shareholders of record holding 1,041,543 of the 32,025,299 common shares that were outstanding, and the remaining 30,983,756 outstanding common shares were held through Cede & Co. and CDS & Co.

Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for him/her and on his/her behalf at the Meeting other than the persons designated in the enclosed form of proxy. Such right may be exercised by striking out the names of the persons designated on the enclosed form of proxy and by inserting such appointed person’s name in the blank space provided for that purpose or by completing another form of proxy acceptable to the Board of Directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services Inc., you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares in person at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

How can I vote in person at the Meeting?

You may vote, in person at the Meeting or any adjournment or postponement thereof, those shares that you hold in your name as the shareholder of record. You may vote in person shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment or postponement thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet

Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Telephone

Shareholders of record may vote by telephone by calling 1-866-732-8683 or, for shareholders of record outside of North America, by calling the number indicated on your proxy or voting instruction card, and following the instructions.

Most shareholders who are beneficial owners of their shares and have received a voting instruction card may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These shareholders should check the card for telephone voting availability.

Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our transfer agent, Computershare Investor Services Inc. at the following address:

Computershare Investor Services Inc.

100 University Ave, 8th Floor,

Toronto, ON, M5J 2Y1

How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted as recommended by our Board of Directors. Additionally, the form of proxy confers discretionary authority upon the persons named therein with respect to: (i) the matters set out in the proxy if no choice is specified; (ii) amendments or variations to matters identified in this proxy statement; and (iii) other matters which may properly come before the Meeting, provided that, in the case of items (ii) and (iii), such amendments, variations or other matters were not known to our management a reasonable time prior to the solicitation of proxies. If any matters which are not now known should properly come before the

Meeting, persons named in the form of proxy will vote on such matters in accordance with their best judgment. At the time of printing this proxy statement, our management is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting and any adjournment or postponement thereof and votes in person as described above under the heading “How can I vote in person at the Meeting?”

When is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 9:00 a.m. (Vancouver time) on April 30, 2019 or two business days prior to any adjournment of the Meeting or must be deposited at the Meeting with the Chair of the Meeting before the commencement of the Meeting or any adjournment thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?

If you are a shareholder of record, you may change your vote by: (i) providing a written notice of revocation to our Corporate Secretary at the address set out below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” provided that such notice is received prior to close of business on May 1, 2019; (ii) by attending the Meeting and voting in person; or (iii) by granting a subsequent proxy. To be effective, the subsequent proxy must be deposited at the place and time specified above under the heading “When is the deadline to vote?” for the deposit of proxies or deposited at the Meeting, or any adjournment thereof, with the Chair of the Meeting before any vote in respect of which the proxy has been given at the Meeting or any adjournment thereof.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting in person.

Attending the Meeting

Who can attend the Meeting?

You may attend the Meeting and any adjournment or postponement thereof only if you were a shareholder of ours at the close of business on March 8, 2019, the Record Date for the Meeting, or you hold a valid proxy to vote at the Meeting. You should be prepared to present photo identification to be admitted to the Meeting.

If you are not a shareholder of record, but are the beneficial owner of shares held in street name through a bank, broker or other nominee, in order to be admitted to the Meeting you must also provide proof of beneficial ownership on the Record Date, such as your account statement, a copy of the voting instruction card provided by your nominee, or other similar evidence of share ownership.

The Meeting will begin promptly at 9:00 a.m. (Vancouver time). Please allow ample time for check-in procedures.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than 5:00 p.m. (Vancouver time) on November 19, 2019 and must be submitted to our Corporate Secretary at Zymeworks Inc., Suite 540 – 1385 West 8th Avenue, Vancouver, BC Canada, V6H 3V9. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Zymeworks Inc.?”) and must be updated and supplemented as provided in the articles.

Written notice of director nominees must be received, in the case of an annual meeting (including an annual and special meeting), not later than the close of business on the 30th day prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice must be made not later than the close of business on the tenth day following the date of such first public announcement. See “Advance Notice Policy” under “Proposal 1 – Election of Directors” in this proxy statement.

How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the nominating and corporate governance committee of our Board of Directors by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” To be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment for the past five years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Zymeworks Inc.?”

Obtaining Additional Information

How may I obtain financial and other information about Zymeworks Inc.?

Our consolidated financial statements are included in our 2018 Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549 and, in Canada, on SEDAR. We also will furnish a copy of our 2018 Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?”

By writing to us, shareholders also may obtain, without charge, a copy of our articles, corporate governance guidelines, code of conduct and Board of Directors standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Computershare Investor Services Inc.

100 University Ave, 8th Floor,

Toronto, ON, M5J 2Y1

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

Zymeworks Inc.

Attn: Corporate Secretary

Suite 540 – 1385 West 8th Avenue

Vancouver, BC V6H 3V9

daniel.dex@zymeworks.com

SHARE OWNERSHIP

The following table indicates information as of March 8, 2019 regarding the beneficial ownership of our common shares for:

•	each person who is known by us to beneficially own more than 5% of our common shares;

•	each named executive officer;

•	each of our directors; and

•	all of our directors and executive officers as a group.

For the purposes of calculating percent ownership, as of March 8, 2019, 32,025,299 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within sixty days of March 8, 2019, these shares are treated as if outstanding for that person, but not for any other person. Unless otherwise indicated in the footnotes to the table, and subject to community property laws where applicable, the following persons have sole voting and investment control with respect to the shares beneficially owned by them. In accordance with SEC rules, if a person has a right to acquire beneficial ownership of any common shares on or within 60 days, upon conversion or exercise of outstanding securities or otherwise, the shares are deemed beneficially owned by that person and are deemed to be outstanding solely for the purpose of determining the percentage of our shares that person beneficially owns. These shares are not included in the computations of percentage ownership for any other person. To our knowledge, except as noted in the table below, no person or entity is the beneficial owner of more than 5% of the voting power of our common shares.

Except as otherwise indicated, the address of each of the persons in this table is 540 – 1385 West 8th Avenue, Vancouver, British Columbia, Canada V6H 3V9.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% and Greater Shareholders:
Camber Capital Management LP	2,166,000	(1)	6.8%
BDC Capital Inc.	1,923,074	(2)	6.0
Eli Lilly and Company	1,827,101	(3)	5.7
CTI Life Sciences Fund, L.P.	1,809,415	(4)	5.6
Baker Bros. Advisors LP	1,708,472	(5)	5.3
Directors and Named Executive Officers:
Nick Bedford	206,301	(6)	*
Diana Hausman	97,864	(7)	*
Kenneth Hillan	28,282	(8)	*
Neil Klompas	278,116	(9)	*
Anthony Polverino	—		*
Hollings C. Renton	28,282	(10)	*
Natalie Sacks	19,553	(11)	*
Ali Tehrani	903,014	(12)	2.8
Lota Zoth	29,692	(13)	*
All executive officers and directors as a group (9 persons)	1,591,104		4.8%

*	Less than one percent
(1)	Consists of 2,166,000 common shares held by Camber Capital Management. The address for this entity is 101 Huntington Avenue, Suite 2101, Boston, MA, 02199 USA.

(2)	Consists of 1,923,074 common shares held by BDC Capital Inc. The address for this entity is 5 Place Ville Marie, Suite 400, Montreal, Quebec H3B 5E7, Canada.
(3)	Consists of 1,827,101 common shares held by Eli Lilly and Company. The address for this entity is Lilly Corporate Center, Indianapolis, Indiana 46285, USA.
(4)	Consists of 1,809,415 common shares held by CTI Life Sciences Fund, L.P. The address for this entity is 1 Place Ville-Marie, Suite 1050, Montréal, Québec H3B 2B6, Canada.
(5)	Consists of 1,708,472 common shares held by Baker Bros. Advisors LP. The address for this entity is 860 Washington Street, 3rd Floor, New York, NY, 10014, USA.
(6)	Consists of 137,223 common shares held jointly with Stania Bedford, and 69,078 common shares issuable upon the exercise of options exercisable within 60 days after March 8, 2019.
(7)

Consists of 2,499 common shares held personally and 2,000 common shares held by Wayne Jack Wallis, and 93,365 common shares issuable upon the exercise of options exercisable within 60 days after March 8, 2019.

(8)	Consists of 28,282 common shares issuable upon the exercise of options exercisable within 60 days after March 8, 2019.
(9)	Consists of 1,201 shares held personally and 700 shares held by S. Jennifer Heine, and 276,215 common shares issuable upon the exercise of options exercisable within 60 days after March 8, 2019.
(10)	Consists of 28,282 common shares issuable upon the exercise of options exercisable within 60 days after March 8, 2019.
(11)	Consists of 19,553 common shares issuable upon the exercise of options exercisable within 60 days after March 8, 2019.
(12)

Consists of 256,009 common shares held personally and 62,286 common shares held by Charissa Tehrani, and 584,719 common shares issuable upon the exercise of options exercisable within 60 days after March 8, 2019.

(13)	Consists of 29,692 common shares issuable upon the exercise of options exercisable within 60 days after March 8, 2019.

GOVERNANCE

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board of Directors. Our Board of Directors establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board of Directors has delegated authority to manage day-to-day business operations.

Our Board of Directors has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the Company’s governance. It also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to members of our Board of Directors and our executive officers as well as all of our employees. Several standing committees (audit, compensation and nominating and corporate governance) assist our Board of Directors in carrying out its responsibilities. Each standing committee operates under a written charter adopted by our Board of Directors.

Our corporate governance guidelines, audit, compensation, and nominating and corporate governance committee charters and Code of Conduct are posted on our website at www.zymeworks.com. Paper copies of these documents, as well as our constating documents (including our articles), Advance Notice Policy (defined herein) and position descriptions for the Chair of the Board of Directors and the lead director, may be obtained upon request by writing to: Corporate Secretary, Zymeworks Inc., Suite 540 – 1385 West 8th Avenue, Vancouver, BC Canada V6H 3V9. Our Board of Directors mandate is attached as Schedule “A” to this proxy statement.

Our articles provide that a quorum of shareholders is the holders of at least 30% of the shares entitled to vote at the meeting, present in person or represented by proxy, and at least two persons entitled to vote at the meeting, present in person or represented by proxy.

The Canadian Securities Administrators has issued corporate governance guidelines pursuant to Canadian National Policy 58-201 – Corporate Governance Guidelines (the “Corporate Governance Guidelines”), together with certain related disclosure requirements pursuant to Canadian National Instrument 58-101 –Disclosure of Corporate Governance Practices (“NI 58-101”). The Corporate Governance Guidelines are recommended as “best practices” for issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted certain corporate governance policies and practices which reflect our consideration of the recommended Corporate Governance Guidelines.

Board of Directors

Our Board of Directors is responsible for the stewardship of the Company and providing oversight as to the management of our business and affairs, including providing guidance and strategic oversight to management. Our Board of Directors has a formal mandate that includes the following:

•	appointing our Chief Executive Officer;

•

developing the corporate goals and objectives that our Chief Executive Officer is responsible for meeting and reviewing the performance of our Chief Executive Officer against such corporate goals and objectives;

•

taking steps to satisfy itself as to the integrity of our Chief Executive Officer and other executive officers and that our Chief Executive Officer and other executive officers create a culture of integrity throughout the organization;

•	reviewing and approving our Code of Conduct and reviewing and monitoring compliance with the Code of Conduct and our enterprise risk management processes;

•

adopting a strategic planning process to establish objectives and goals for our business and reviewing, approving, and modifying, as appropriate, the strategies proposed by management to achieve such objectives and goals; and

•	reviewing and approving material transactions not in the ordinary course of business.

Board Leadership

Our Board of Directors has a Chair, currently Mr. Bedford, an independent director, who has authority, among other things, to call and preside over Board of Directors meetings. The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, shall establish the agenda for meetings of the Board of Directors. If the Chair is not an independent director then an independent lead director should act as the effective leader of the Board of Directors and ensure the Board of Directors’ agenda will enable it to successfully carry out its duties.

As a general policy, the Board of Directors believes that separation of the position of the Chair and Chief Executive Officer reinforces the independence of the Board of Directors from management, creates an environment that encourages objective oversite of management’s performance and enhances the effectiveness of the Board of Directors as a whole.

We have a separate chair for each committee of the Board of Directors. The chairs of each committee are expected to report annually to the Board of Directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.

Risk Oversight

Our Board of Directors is responsible for the general oversight of risks that affect us. Our Board of Directors receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. Our Board of Directors reviews these reports and makes inquiries in their business judgment.

Our Board of Directors also fulfills its oversight role through the operations of its various committees, including our audit committee. Our Board of Directors receives periodic reports on each committee’s activities. Our audit committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our audit committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Director Independence

The Board of Directors has determined that all directors, except Dr. Tehrani, meet the independence requirements under the NYSE Listing Rules and applicable Canadian securities laws, and qualify as “independent directors” under those Listing Rules and applicable Canadian securities laws. Dr. Tehrani is not considered independent by virtue of being our President and Chief Executive Officer. Each of the members of our compensation committee, audit committee and corporate governance and nominating committee is an independent director.

The following directors are presently directors of other reporting issuers, as set out below:

Director	Reporting Issuer
Kenneth Hillan	Achaogen Inc.

Hollings C. Renton	AnaptysBio, Inc. Portola Pharmaceuticals, Inc.

Lota Zoth	Inovio Pharmaceuticals, Inc. NewLink Genetics Corporation Orexigen Therapeutics, Inc. Spark Therapeutics, Inc.

Board and Committee Meetings; Executive Sessions

At regularly scheduled Board of Directors and committee meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board of Directors also reviews management’s long-term strategic and financial plans.

The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, establishes the agenda for meetings of the Board of Directors. Committee agendas and schedules are set by or in consultation with the committee chair and with the approval of the Chair of the Board of Directors. Directors are encouraged to propose agenda items, and any director also may raise at any meeting subjects that are not on the agenda. Information and other materials important to understanding the business to be conducted at Board of Directors and its committee meetings, to the extent available, are distributed in writing to the directors in advance of the meeting. Additional information may be presented at the meeting. The independent members of the Board of Directors also meet, as required, without the non-independent director and members of management, before or after each regularly scheduled meeting in camera.

During the year ended December 31, 2018, our Board of Directors held five meetings. The table below provides the attendance record for our directors at the meetings held in 2018:

Director	Attendance Record
Nick Bedford	5/5
Kenneth Hillan	5/5
Hollings C. Renton	5/5
Natalie Sacks	5/5
Ali Tehrani	5/5
Lota Zoth	5/5

Since January 1, 2019, our Board of Directors has held one meeting. All six members of our Board of Directors attended this meeting.

Board members are permitted to attend our annual general meeting. All six members of our Board of Directors attended our 2018 annual general and special meeting.

Board Committees

The following chart sets forth our Board of Directors’ standing committees and membership on these committees as of March 8, 2019.

	Audit	Nominating & Corporate Governance	Compensation
Nick Bedford	Member	Chair	—
Kenneth Hillan	—	Member	Member
Hollings C. Renton	Member	—	Chair
Natalie Sacks	—	Member	—
Lota Zoth	Chair	—	Member

Audit Committee

Our audit committee consists of Mr. Bedford, Mr. Renton and Ms. Zoth. Ms. Zoth serves as the chair of our audit committee and has been identified as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The members of our audit committee are “financially literate” and “independent” within the meaning of NYSE rules and Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”).

The education and experience of each member of the audit committee that is relevant to the performance of his or her responsibilities as a member of the audit committee is described below under “Proposal 1 – Election of Directors.”

Ms. Zoth currently serves on the audit committees of three other public companies: Inovio Pharmaceuticals, Inc. (Nasdaq), NewLink Genetics Corporation (Nasdaq) and Spark Therapeutics, Inc. (Nasdaq). Our Board of Directors has determined that Ms. Zoth’s simultaneous service on those audit committees does not impair her ability to effectively serve on our audit committee.

The principal purpose of our audit committee is to assist our Board of Directors in its oversight of:

•	the quality and integrity of our financial statements and related information;

•	the independence, qualifications, appointment and performance of our external auditor;

•	our disclosure controls and procedures, internal control over financial reporting and management’s responsibility for assessing and reporting on the effectiveness of such controls;

•	our compliance with applicable legal and regulatory requirements; and

•	our enterprise risk management processes.

Our Board of Directors has established a written charter setting forth the purpose, composition, authority and responsibility of our audit committee, consistent with the rules of the NYSE, the SEC and NI 52-110, a current copy of which is available on our website at www.zymeworks.com. Our audit committee has access to all of our books, records, facilities and personnel and may request any information about us as it may deem appropriate. It also has the authority in its sole discretion and at our expense to retain and set the compensation of outside legal, accounting or other advisors as necessary to assist in the performance of its duties and responsibilities.

Both our independent auditors and internal financial personnel regularly meet privately with the audit committee and have unrestricted access to this committee. Our audit committee held four meetings during the year ended December 31, 2018.

Compensation Committee

Our compensation committee currently consists of Dr. Hillan, Mr. Renton and Ms. Zoth, and is chaired by Mr. Renton. The functions of this committee include:

•	reviewing and making recommendations with respect to compensation policy and programs and determining and recommending option grants under our incentive stock plan;

•	reviewing and recommending to our Board of Directors the manner in which executive compensation should be tied to corporate goals and objectives;

•

annually reviewing and recommending for the approval of the Board of Directors the corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives and determining and recommending for the approval of the Board of Directors the Chief Executive Officer’s compensation level based on this evaluation;

•	reviewing and approving the compensation of all executive officers other than the Chief Executive Officer;

•	reviewing and making recommendations to our Board of Directors regarding the Company’s equity-based plans;

•	authority to oversee our non-executive equity-based plans, including the discharge of any duties imposed on the compensation committee by any of those plans; and

•	reviewing director compensation for service on our Board of Directors and board committees at least once a year and recommending any changes to our Board of Directors.

Additional discussion of the role and responsibilities of the compensation committee is set forth below under “Executive Compensation – Compensation Discussion and Analysis.”

Our Board of Directors has established a written charter setting forth the purpose, composition, authority and responsibility of our compensation committee consistent with the rules of the NYSE, the SEC and the guidance of the Canadian Securities Administrators, a current copy of which is available on our website at www.zymeworks.com.

Our Board of Directors has determined that each of the members of our compensation committee is independent as defined by NYSE rules and is also independent for the purposes of NI 58-101. Our compensation committee held six meetings during the year ended December 31, 2018.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is comprised of Mr. Bedford, Dr. Hillan and Dr. Sacks. The nominating and corporate governance committee is chaired by Mr. Bedford.

The nominating and corporate governance committee’s purpose is to assist our Board of Directors in:

•	identifying individuals qualified to become members of our Board of Directors;

•	selecting or recommending that our Board of Directors select director nominees for the next annual meeting of shareholders and determining the composition of our Board of Directors and its committees;

•

developing and overseeing a process to assess our Board of Directors, the Chair of the Board of Directors, the committees of the Board of Directors, the chairs of the committees, individual directors and management; and

•	developing and implementing our corporate governance guidelines.

It is the responsibility of the nominating and corporate governance committee to regularly evaluate the overall efficiency of our Board of Directors and our Chair and all board committees and their chairs. As part of its mandate, the nominating and corporate governance committee conducts the process for the assessment of our Board of Directors, each committee and each director regarding his, her or its effectiveness and contribution, and reports evaluation results to our Board of Directors on a regular basis. In the course of this assessment, the chair of the nominating and corporate governance committee solicits input on committee members from the chair of each standing committee as well as from each of the current members of our Board of Directors. The nominating and corporate governance committee reviews and discusses this feedback and reports to the Board of Directors on an annual basis.

Our Board of Directors has not adopted director term limits or other automatic mechanisms of board renewal. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of board renewal, the nominating and corporate governance committee has developed a skills and competencies matrix for our Board of Directors as a whole and for individual directors. This skills and competencies matrix is included in materials circulated to and discussed by the nominating and corporate governance committee.

The nominating and corporate governance committee may retain, at the Company’s expense, outside counsel or other advisors as necessary to assist in the performance of its duties and responsibilities.

Our Board of Directors has established a written charter setting forth the purpose, composition, authority and responsibility of our nominating and corporate governance committee, a current copy of which is available on our website at www.zymeworks.com.

Director Nominations

Our nominating and corporate governance committee identifies, selects and recommends to the Board of Directors individuals qualified to serve both on the Board of Directors and on committees of the Board of Directors, including persons suggested by shareholders and others, in accordance with our articles. In identifying new candidates for our Board of Directors, the nominating and corporate governance committee considers what competencies and skills our Board of Directors as a whole should possess, assesses the competencies and skills each existing and potential director, and considers the personality and other qualities of each existing and potential director, as these may ultimately determine the boardroom dynamic. All directors are required to possess fundamental qualities of intelligence, honesty, integrity, ethical behavior, fairness and responsibility and be committed to representing the long-term interests of the shareholders. They must also have a genuine interest in the Company and be able to devote sufficient time to discharge their duties and responsibilities effectively. Recommendations concerning director nominees are based on merit and past performance as well as expected contribution to the Board of Directors’ performance and knowledge of the industry and sector in which the Company operates.

The Company, including our Board of Directors, views diversity in a broad context and considers a variety of factors when assessing nominees for the Board of Directors; however, we have no formal policy regarding board diversity. Our priority in the selection of members of our Board of Directors is identifying members who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape. There are currently two women on our Board of Directors, which represents approximately 34% of the current Board of Directors.

The nominating and corporate governance committee will consider for nomination qualified director candidates recommended by our shareholders in accordance with our articles. Any shareholder who wishes to recommend a director candidate is directed to submit written notice of the nomination to our Corporate Secretary at our principal executive offices. For details on the requirements for the submission of such notice, see “Advance Notice Policy” under “Proposal 1 – Election of Directors” in this proxy statement.

All written submissions received from our shareholders will be reviewed by the nominating and corporate governance committee at the next appropriate meeting. The nominating and corporate governance committee will evaluate any suggested director candidates received from our shareholders in the same manner as recommendations received from management, committee members or members of our Board of Directors.

Our Board of Directors has determined that each of the members of our nominating and corporate governance committee is independent as defined by the NYSE rules and for the purposes of NI 58-101. The nominating and corporate governance committee met four times during the year ended December 31, 2018.

Communications with the Board of Directors

Shareholders and other interested parties may contact any member (or all members) of our Board of Directors (including, without limitation, the non-management directors as a group), any committee of our Board of Directors or the chair of any such committee. Written correspondence may be sent addressed to our Board of Directors, any committee or any individual director, c/o Corporate Secretary, Zymeworks Inc., Suite 540 – 1385 West 8th Avenue, Vancouver, BC Canada, V6H 3V9.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act did not apply to us during the year ended December 31, 2018 because we were a foreign private issuer under U.S. securities laws. Over the course of 2018, our officers and directors were required to file reports of equity ownership and changes of ownership with the Canadian Securities Administrators but did not file such reports under the Exchange Act.

PROPOSALS TO BE VOTED ON

Proposals 1 and 2 are included in this proxy statement at the direction of our Board of Directors. Our Board of Directors unanimously recommends that you vote “FOR” both of the nominees in Proposal 1 and “FOR” Proposal 2.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

The nominating and corporate governance committee has recommended and our Board of Directors has nominated the following two individuals for election as directors, both of whom are currently directors:

•	Kenneth Hillan; and

•	Natalie Sacks.

Properly executed proxies will be voted for these two nominees unless other instructions are specified. In no event may the proxies be voted for more than two nominees.

Our Board of Directors determined that the non-employee nominees, Dr. Hillan and Dr. Sacks, are independent directors.

Biographical information regarding each director nominee and his or her qualifications to serve as a director is set forth on the succeeding pages. Unless otherwise indicated, each director has held his or her principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Kenneth Hillan

Dr. Hillan is 58 years old and has served as a member of our Board of Directors since February 2017. Dr. Hillan has served as Head of Therapeutics at 23andMe since February 2019. Dr. Hillan has served on the board of directors of Achaogen, Inc., a public biopharmaceutical company, since October 2011. Dr. Hillan served as Achaogen’s President and President, R&D from January 2018 to October 2018, as its Chief Executive Officer from October 2011 until December 2017, and as its Chief Medical Officer from April 2011 to July 2014. Prior to joining Achaogen, Dr. Hillan worked at Genentech, Inc., a pharmaceutical company and a member of the Roche Group, from August 1994 to March 2011. Dr. Hillan held progressively senior roles at Genentech, most recently holding the position of Senior Vice President & Head of Roche Product Development, Asia Pacific from April 2010 to March 2011, and was responsible for numerous successful drug approvals and led the medical and scientific strategies for Genentech’s immunology, tissue growth and repair drug portfolio. Dr. Hillan also served on the board of directors of Relypsa, Inc., a publicly traded biotechnology company that was acquired in September 2016 by Galencia AG for $1.5 billion, from June 2014 to September 2016. Dr. Hillan has an M.B. and a Ch.B. (Bachelor of Medicine and Surgery) degree from the Faculty of Medicine at the University of Glasgow in the United Kingdom. Dr. Hillan is a Fellow of the Royal College of Surgeons and a Fellow of the Royal College of Pathologists. Dr. Hillan is a resident of California, USA.

Natalie Sacks

Dr. Sacks is 54 years old and has served as a member of our Board of Directors since August 2017. Dr. Sacks is a trained oncologist, and has served as the Chief Medical Officer of Harpoon Therapeutics, Inc. since October 2018 and on the board of directors of Caribou Biosciences, Inc., a genome editing company, since May 2018. Prior to joining Harpoon, Dr. Sacks served as Chief Medical Officer of Aduro Biotech from September 2016 until September 2018 and as an advisor on development strategy for multiple firms. Previously, she was Vice President of Clinical Development at Onyx Pharmaceuticals (acquired by Amgen Inc.) from 2011 to 2014, where she played a key role in the development and approval of Kyprolis®, an FDA-approved therapy for the treatment of multiple myeloma, and in business development strategy. Prior to that, she served as Vice President of Clinical Research for Exelixis where she directed the development of a portfolio of small molecules, with responsibilities ranging from IND filings to late-stage development, including late-stage development of Cometriq™, an FDA-approved therapy for the treatment of medullary thyroid cancer. Earlier in her career, Dr. Sacks served as Vice President of Clinical Development at Cell Genesys, a company focused on the development of cancer vaccines and engineered chimeric antigen receptor (CAR) T cell. In addition to her industry experience, Dr. Sacks held an active faculty appointment at the University of California, San Francisco, as an assistant clinical professor of medicine in the Division of Hematology/Oncology from 2003 to 2016. She received her M.D. from the University of Pennsylvania School of Medicine, her M.S. in Biostatistics from Harvard University School of Public Health and her B.A. in Mathematics from Bryn Mawr College. Dr. Sacks is a resident of California, USA.

Remaining Members of the Board of Directors

Biographical information regarding the remaining members of the Board of Directors is set forth on the succeeding pages. Unless otherwise indicated, each director has held his or her principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Nick Bedford

Mr. Bedford is 59 years old and has served as Chair of our Board of Directors since September 2004. He brings his expertise in business and finance to Zymeworks, after serving as Chair of the board of directors of ActiveState Corporation, a software corporation, from May 2002 until its acquisition by Sophos Group plc, an international security software and hardware company, in July 2003. Additionally, he held senior positions at UBS Warburg from 1982 to 2002, including the Frankfurt-based role as Head of German Equities. In this position he oversaw all sales and sales trading of equity products, and was responsible for the merger of UBS Germany’s equity business with SBC Warburg in 1998. Prior to this he was with UBS’ Securities division in Zurich, Tokyo, and London. Mr. Bedford has served as chair of the board of directors of Actenum Corporation since 2003, and previously served as a member of the board of Aegis Mobility from 2006 to January 2015. Mr. Bedford holds a B.Sc. in Civil Engineering from King’s College, London University. Mr. Bedford is a resident of British Columbia, Canada.

Hollings C. Renton

Mr. Renton is 72 years old and has served as a member of our Board of Directors since February 2017. Mr. Renton served as Chief Executive Officer and President of Onyx Pharmaceuticals, Inc. from March 1993 to March 2008 and was the chair of the board of directors of Onyx from June 2000 to March 2008. Onyx was acquired by Amgen Inc. in 2013 for $10.4 billion. Before joining Onyx, Mr. Renton was the President and Chief Operating Officer of Chiron Corporation, a pharmaceutical company, from December 1991 to December 1993. Mr. Renton served in a variety of executive roles at Cetus Corporation from 1983, including as President from 1990 to 1991, Chief Operating Officer from 1987 to 1990 and Chief Financial Officer from 1983 to 1987, prior to its acquisition by Chiron in 1991. Mr. Renton serves as chair of the board of directors of Portola Pharmaceuticals Inc., where he has been a board member since March 2010. He has also served on the board of directors of AnaptysBio, Inc. since June 2015. Previously, Mr. Renton served on the boards of three biopharmaceutical companies, KYTHERA Biopharmaceuticals, Inc. (December 2014 to October 2015), Affymax, Inc. (June 2009 to November 2014) and Rigel Pharmaceuticals, Inc. (January 2004 to March 2014). Mr. Renton also previously served on the board of Cepheid Inc., a molecular diagnostics company, from March 2000 to November 2016. Mr. Renton received his M.B.A. from the University of Michigan and his B.S. in Mathematics from Colorado State University. Mr. Renton is a resident of California, USA.

Ali Tehrani

Dr. Tehrani is 46 years old, is one of our co-founders, and has served as our President and Chief Executive Officer and as a member of our Board of Directors since the Company’s inception in September 2003. He has been an integral part of many of our corporate achievements including raising seed and angel financing and overseeing our technical operations and patent filings. Dr. Tehrani holds both Bachelor’s and Master’s of Science degrees in Biochemistry from the University of Massachusetts, and has a Doctoral degree in Microbiology and Immunology from the University of British Columbia. While completing his Ph.D. degree he co-founded the Student Biotechnology Network, for which he received the UBC Faculty of Science Achievement Award for Outstanding Leadership in 2002. Dr. Tehrani has served as a board director for the Student Biotechnology Network and LifeSciences British Columbia, on the MITACS Industrial Advisory Board, and on BIOTECanada’s Industrial and Environmental Committee. He was a Council Member on British Columbia’s Premier’s Technology Council from 2016 to 2018. Currently, he is a member of the board of directors of Creatus Biosciences Inc. and CQDM. Dr. Tehrani is a resident of British Columbia, Canada.

Lota Zoth

Ms. Zoth is 59 years old and has served as a member of our Board of Directors since November 2016. Ms. Zoth is a Certified Public Accountant and has served as Chief Financial Officer, Chief Accounting Officer and Controller for various publicly traded companies, including MedImmune, Inc. and PSINet, Inc., and as a financial executive in various roles at Sodexho Marriott, Marriott International, Pepsi-Cola International and PepsiCo. Ms. Zoth began her career as an auditor with Ernst & Young. Ms. Zoth serves on the boards of four Nasdaq-listed biopharmaceutical companies (Inovio Pharmaceuticals, Inc., NewLink Genetics Corporation, Orexigen Therapeutics, Inc. and Spark Therapeutics, Inc.) and serves on the audit committees of three of them (Inovio, NewLink and Spark). Previously, Ms. Zoth served on the boards of four other biopharmaceutical companies (Aeras, Circassia Pharmaceuticals, plc, Hyperion Therapeutics, Inc. and Ikaria, Inc.). Ms. Zoth is a resident of Texas, USA.

Staggered Board Provisions

Our articles provide for a staggered board of directors consisting of three groups of directors, with directors serving staggered three-year terms.

While the staggered board provisions apply, at every annual general meeting and in every unanimous shareholder resolution in lieu thereof, all of the directors whose terms expire shall cease to hold office immediately before the election or appointment of directors, but are eligible for re-election or re-appointment. The shareholders entitled to vote at the annual general meeting for the election of directors may elect, or in a unanimous resolution appoint, the number of directors required to fill any vacancies created. The directors will hold office for the applicable terms contemplated in the staggered board provisions. Upon the resignation of a director, the remaining directors may fill the casual vacancy resulting from such resignation for the remainder of the unexpired term.

Following the expiry of the staggered board provisions, the term of every director will be deemed to expire on our first annual general meeting following such expiry. If we cease to be listed on the Toronto Stock Exchange (the “TSX”) prior to the expiry of the staggered board provisions, then the staggered board provisions will continue to apply.

For as long as we are listed on the TSX, the staggered board provisions will apply until the later of:

i.	the third annual general meeting following the date we continued as a British Columbia company; and

ii.	the date on which the TSX ceases to permit our Board of Directors to be elected in this manner.

The TSX requires each of its listed issuers to annually elect its directors. The TSX has granted us a waiver from this requirement.

The terms of office for each of our directors is as follows:

i.

Dr. Hillan and Dr. Sacks have two year terms expiring on the second annual general meeting following May 2, 2017, the date we continued as a British Columbia company (i.e., the Meeting to be held on May 2, 2019);

ii.	Mr. Renton and Ms. Zoth have three year terms expiring on the third annual general meeting following May 2, 2017, the date we continued as a British Columbia company; and

iii.	Mr. Bedford and Dr. Tehrani have three year terms that expire on the third annual general meeting following their reelection to the Board of Directors on June 7, 2018.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Under our articles, the number of directors of Zymeworks is the greater of three and the number set by our Board of Directors from time to time. Our Board of Directors has set the number of directors at six.

Majority Voting Policy

In accordance with the requirements of the TSX, we adopted a “majority voting policy” to the effect that a nominee for election as a director of Zymeworks who does not receive a greater number of votes “for” than votes “withheld” with respect to the election of directors by shareholders shall offer to tender his or her resignation to the Chair of our Board of Directors promptly following the meeting of shareholders at which the director was elected. The nominating and corporate governance committee will consider such offer and make a recommendation to our Board of Directors whether or not to accept such resignation. Our Board of Directors will promptly accept the resignation unless it determines, in consultation with the nominating and corporate governance committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. Our Board of Directors will make its decision and announce it in a press release within 90 days following the meeting of shareholders. A director who tenders a resignation pursuant to our majority voting policy will not participate in any meeting of our Board of Directors or the nominating and corporate governance committee at which the resignation is considered. Our majority voting policy does not apply for contested meetings at which the number of directors nominated for election is greater than the number of seats available on the Board of Directors.

Advance Notice Policy

Our articles include an advance notice policy (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than 30 days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board of Directors may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the knowledge of management, no proposed director is or, within the 10 years prior to the date hereof, has been, a director, chief executive officer or chief financial officer of any other company that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or (ii) after that person ceased acting in that capacity was subject to a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer of the company.

To the knowledge of management, no proposed director is or, within the 10 years prior to the date hereof, has been, a director or executive officer of any company that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the knowledge of management, no proposed director has, during the 10 years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

Certain Relationships and Related Transactions

Other than the compensation arrangements discussed under “Executive Compensation – Compensation Discussion and Analysis,” below, since January 1, 2018, there have not been any transactions to which we are a party, nor are there any proposed transactions to which we would be a party, with related parties and which we are required to disclose pursuant to the rules of the SEC and the Canadian Securities Administrators.

Indebtedness of Directors, Executive Officers and Employees

None of our directors, executive officers, employees, former directors, former executive officers or former employees, and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.

Policy Regarding Related Party Transactions

All transactions between us and our officers, directors, principal shareholders and their affiliates must be approved by the audit committee, or a similar committee consisting of entirely independent directors, according to the terms of our Code of Conduct.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that our Board of Directors is considering will not take part in any board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2018 that has materially affected or is reasonably expected to materially affect us or our subsidiary.

PROPOSAL 2 – APPOINTMENT AND REMUNERATION OF AUDITORS

The members of our audit committee and our Board of Directors believe the continued retention of KPMG LLP (“KPMG”) as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of KPMG are not expected to attend the Meeting.

Principal Independent Accountant Fees and Services

KPMG has served as our independent registered public accounting firm since June 24, 2015.

Aggregate fees billed by our independent auditors, KPMG, for the years ended December 31, 2018 and December 31, 2017 are detailed in the table below.

	2018 ($)(5)	2017 ($)(5)
Audit Fees (1)	275,856	496,627
Audit Related Fees (2)	—	—
Tax Fees (3)	5,402	55,401
All Other Fees (4)	—	—

Total Fees Paid	281,258	552,028

(1)	Fees for audit service on an accrued basis.
(2)	Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.
(3)	Fees for professional services rendered for tax compliance, tax advice and tax planning.
(4)	All other fees billed by the auditor for products and services not included in the foregoing categories.
(5)	Canadian dollar amounts have been converted to U.S. dollars based on the historical Canadian to U.S. average daily rate of exchange as at December 31, 2018 and December 31, 2017.

Pre-approval Policies and Procedures

Our audit committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the audit committee or a delegate of the audit committee. The audit committee has delegated pre-approval responsibility to the chair of the audit committee with respect to non-audit related fees and services. All services that KPMG provided to us in 2018 and 2017 have been pre-approved by our audit committee.

Our audit committee has determined that the provision of the services as set out above is compatible with the maintaining of KPMG’s independence in the conduct of their auditing functions.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Zymeworks under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management Zymeworks’

audited financial statements and the effectiveness of the Company’s internal control over financial reporting as of and for the year ended December 31, 2018.

The audit committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the audit committee discussed with KPMG LLP its independence, and received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the audit committee discussed with KPMG LLP, with and without management present, the scope and results of KPMG LLP’s audit of such financial statements.

Based on these reviews and discussions, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on March 6, 2019.

Audit committee of the Board of Directors

Lota Zoth (Chair)

Nick Bedford

Hollings C. Renton

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of March 8, 2019.

Name	Residence	Age	Position(s)
Ali Tehrani, Ph.D.	British Columbia, Canada	46	President and Chief Executive Officer and Director
Neil Klompas, CPA, CA	British Columbia, Canada	47	Chief Financial Officer
Diana Hausman, M.D.	Washington, USA	55	Chief Medical Officer
Anthony Polverino, Ph.D.	Washington, USA	56	Executive Vice President, Early Development and Chief Scientific Officer
Jennifer Kaufman-Shaw, Ph.D., LL.B.	British Columbia, Canada	69	Vice President, Intellectual Property
Wajida Leclerc	British Columbia, Canada	59	Vice President, Human Resources
Surjit Dixit, Ph.D.	British Columbia, Canada	46	Vice President, Technology
John Babcook	British Columbia, Canada	55	Senior Vice President, Discovery Research
David Poon, Ph.D.	British Columbia, Canada	40	Vice President, Business Development and Alliance Management
Bruce Hart, Ph.D.	Washington, USA	55	Vice President, Regulatory Affairs
Mark Hollywood	Washington, USA	50	Senior Vice President, Technical and Manufacturing Operations

Biographical Information

The following is biographical information as of March 8, 2019 for our executive officers, other than Dr. Tehrani, whose biographical information is included above:

Neil Klompas

Mr. Klompas joined Zymeworks in March 2007 and currently serves as our Chief Financial Officer. Prior to joining Zymeworks, he worked with KPMG LLP in Canada and the United States, most recently (from 2005 to 2007) with KPMG’s Pharmaceuticals, Biotechnology and Medical Device M&A Transaction Services practice in Princeton, New Jersey, where he advised on transactions including mergers, acquisitions, divestitures and strategic alliances. Prior to that, from 2000 to 2005 Mr. Klompas worked with KPMG’s Canadian Biotechnology and Pharmaceuticals practice. Mr. Klompas is a Chartered Professional Accountant and is a member of Chartered Professional Accountants of British Columbia. Mr. Klompas also holds a degree in Microbiology & Immunology from the University of British Columbia. He serves on the faculty advisory board for Biotechnology and Chemistry for Camosun College and as a member of the board of directors of Ovensa Inc., a private biotechnology company.

Diana Hausman

Dr. Hausman has served as our Chief Medical Officer since June 2016. She is a board certified medical oncologist and brings more than 15 years of clinical drug development experience to our management team. Prior to joining Zymeworks, she was Chief Medical Officer at Oncothyreon Inc. (now Cascadian Therapeutics, Inc.) from January 2012 to April 2016, where she oversaw the clinical program for their lead Phase 2 targeted anti-HER2 cancer therapy. While there, Dr. Hausman also led planning for the clinical development of a therapeutic vaccine, and earlier served as the company’s Vice President, Clinical Development from September 2009 to December 2011. She has also held positions at ZymoGenetics, Inc., Berlex, Inc. and Immunex Corporation, working across multiple indications, including oncology, hematology, hepatitis C and autoimmune disease. Dr. Hausman received her internal medicine training and specialty training in hematology and medical oncology at the University of Washington. She holds an M.D. degree from the University of Pennsylvania and an A.B. in biology from Princeton University.

Anthony Polverino

Dr. Polverino joined Zymeworks in September 2018 and currently serves as our Executive Vice President, Early Development and Chief Scientific Officer. Prior to joining Zymeworks, from 2015 until 2018, Dr. Polverino was at Kite Pharma, Inc., which was acquired by Gilead Sciences, Inc. in 2017. While at Kite, he served as the interim Chief Scientific Officer and, before that, as Vice President of Research. During his tenure, Yescarta®, Kite’s lead chimeric antigen receptor (CAR)-T cell therapy, was approved for relapsed or refractory B cell lymphoma, and multiple programs were advanced to the clinic. Dr. Polverino also assembled an innovative chimeric antigen receptor discovery and development team. Prior to Kite, he was at Amgen Inc. from 1994 to 2014, serving in a number of research leadership roles of increasing responsibility. While at Amgen he managed and advanced numerous research programs utilizing multiple therapeutic modalities, including immunotherapy, oncolytic viruses, bispecific antibodies, antibody-drug conjugates, and small molecules. He also played a key role in the development of over 12 novel antigens for antibody therapeutics. Dr. Polverino has served as a member of the board of directors of BrainStorm Cell Therapeutics Inc. since February 2018. Dr. Polverino earned his undergraduate degree in pharmacology from Adelaide University and his Ph.D. in biochemistry from Flinders University, both in Adelaide, Australia.

Jennifer Kaufman-Shaw

Dr. Kaufman-Shaw joined Zymeworks in August 2014 and currently serves as our Vice President, Intellectual Property. Dr. Kaufman-Shaw brings with her over 25 years of intellectual property management, strategy and execution experience to the management team. Dr. Kaufman-Shaw is responsible for our intellectual property portfolio and global patent strategy, as well as supporting our therapeutics and platform licensing activities. Prior to joining Zymeworks, Dr. Kaufman-Shaw was a Co-Founder of ImStar Therapeutics Inc., a biotechnology company, and also served as its Vice President, Intellectual Property and Legal Affairs from its founding in May 2012 to July 2014. She also served as a Vice President at the biotechnology company Sirius Genomics Inc. (from August 2007 to May 2012), and held various senior roles at QLT Inc. (from July 1997 to July 2007) including, most recently, Vice President, Patent Counsel (from 2005 to 2007), where she was responsible for developing and executing intellectual property strategies. Dr. Kaufman-Shaw is admitted to the Alberta Bar and holds a Bachelor of Laws (LL.B.) and a doctorate in Biochemistry from the University of Alberta.

Wajida Leclerc

Ms. Leclerc joined Zymeworks in April 2015 and currently serves as our Vice President, Human Resources. Ms. Leclerc is responsible for managing all aspects of Human Resources, including our growing demand for highly skilled science and technology professionals. Prior to joining Zymeworks, Ms. Leclerc served as Director, Human Resources at BC Lottery Corporation, a crown corporation of the Province of British Columbia, from September 2010 to July 2014, and was an independent HR consultant from July 2014 to April 2015. Ms. Leclerc also brings with her a wealth of experience in human resource management within the biotech/pharmaceuticals industry, having served from 2008 to 2010 as Senior Director, Human Resources at Xenon Pharmaceuticals Inc., a pharmaceuticals company, and from 1998 to 2008 as Senior Director, Human Resources at QLT, Inc., a biotechnology company. Ms. Leclerc holds a Bachelor’s degree in Liberal Arts and Business from Simon Fraser University.

Surjit Dixit

Dr. Dixit has held various roles at Zymeworks since joining the Company in July 2007, and currently serves as our Vice President, Technology. Dr. Dixit is responsible for the advancement of our various proprietary technology platforms, including ZymeCAD, Azymetric and AlbuCORE. Prior to joining Zymeworks, Dr. Dixit was the coordinator of Computational Molecular Biophysics at Wesleyan University, Connecticut from January 2005 to July 2007, where he was instrumental in the development of novel methods for management and mining of high throughput molecular dynamics simulation data. Dr. Dixit obtained his Ph.D. at the Indian Institute of Technology, New Delhi, researching methods for computing the binding and interaction energies in protein DNA complexes. Subsequently, from October 1999 to February 2001 he was a postdoctoral research associate at the Université Henri Poincaré, Nancy, France, working on the development and implementation of highly accurate methods for the prediction of binding energies in drug discovery research.

John Babcook

Mr. Babcook has served as our Senior Vice President, Discovery Research since March 2016 and is responsible for target, antibody and drug conjugate discovery and associated partnerships. For over 20 years, Mr. Babcook has made significant contributions to the international biopharmaceutical industry. In 1998, Mr. Babcook co-founded ImmGenics Pharmaceuticals Inc. based on a novel antibody generation platform. In 2000, ImmGenics was acquired by Abgenix Inc., which was subsequently acquired by Amgen Inc. in 2006. Mr. Babcook led the Canadian research team at ImmGenics (and Abgenix and Amgen, respectively) from 1998 to 2010. Mr. Babcook went on to establish the Biologics Division at the Centre for Drug Research and Development, where he served as Vice President, Biologics from September 2010 to March 2016, in addition to becoming the founding President and Chief Scientific Officer of Kairos Therapeutics Inc. in January 2015. While at Kairos, he was responsible for the development of its ADC platform and therapeutic pipeline and also formed multiple collaborations, including the strategic partnership and the merger with Zymeworks in March 2016. Mr. Babcook has participated in the development of more than 100 therapeutic antibody-based programs, several of which are now in the clinic, including two that have been approved by the FDA for treatment. Mr. Babcook has served as an Adjunct Professor in Molecular Biology and Biochemistry at Simon Fraser University. He is the recipient of an Honorary Doctorate recipient from the British Columbia Institute of Technology and the recipient of the LifeSciences British Columbia’s “Innovation and Achievement” Award.

David Poon

Dr. Poon has held various scientific and corporate roles at Zymeworks since joining in October 2007, and currently serves as our Vice President, Business Development and Alliance Management. Dr. Poon is responsible for establishing strategic licensing partnerships and collaborations with multinationals and academic institutions, competitive intelligence and alliance management. While at Zymeworks, Dr. Poon has been instrumental in establishing the majority of our pharma partnerships. He also made key scientific contributions to the development of the Azymetric™ and EFECT™ therapeutic platforms, which are being deployed in a number of Zymeworks’ internal and partnered therapeutic programs. Dr. Poon obtained his Ph.D. in Chemistry at the University of British Columbia.

Bruce Hart

Dr. Hart joined Zymeworks in January 2019 as our Vice President, Regulatory Affairs. Dr. Hart brings over 20 years of regulatory affairs experience including 15 years at Seattle Genetics, where he led the buildout of the regulatory affairs group and was the regulatory lead for Adcetris® through its lifecycle from pre-IND to BLA approval. His group also advanced multiple programs to the clinic during his tenure. Prior to Seattle Genetics, he was at Schering-Plough and was a contractor for the National Cancer Institute and National Library of Medicine. Dr. Hart earned his undergraduate degree in biochemistry from the University of Texas in Austin and his Ph.D. in pharmacology and toxicology from the University of Kansas in Lawrence.

Mark Hollywood

Mr. Hollywood is expected to join Zymeworks in late March 2019 as our Senior Vice President, Technical and Manufacturing Operations. Mr. Hollywood brings 25 years of experience in the biopharmaceutical industry, most recently as Vice President and Head of ZymoGenetics, Inc. (a Bristol-Myers Squibb company) where he led outsourced manufacturing and supply chain operations and was responsible for building a multi-host biological drug substance manufacturing facility. He joined ZymoGenetics in 2010 and led technical and manufacturing operations for a portfolio of development and commercial stage assets. Mr. Hollywood brings a wealth of experience in technical operations management, having held positions of increasing responsibility in process development, manufacturing, quality and regulatory compliance at biotech/pharmaceutical organizations including Centeon LLC, Amgen Inc., Dendreon Corporation and CellCyte Genetics Corporation. Mr. Hollywood has a Bachelor of Science degree in Biological Sciences from Western Illinois University.

Although the Company has not adopted specific targets for women in executive positions, the Board of Directors has always considered diversity as an important aspect of its decision making when recommending appointments to our executive team.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

The following discussion and analysis of compensation arrangements of the following individuals for the year ended December 31, 2018 should be read together with the compensation tables and related disclosures set forth below. In accordance with the scaled disclosure requirements available to emerging growth companies and smaller reporting companies under U.S. securities laws, we are required to provide executive compensation disclosure for our Chief Executive Officer and our two most highly compensated executive officers other than our Chief Executive Officer, who are our Executive Vice President, Early Development and Chief Scientific Officer and our Chief Medical Officer. However, we have decided to voluntarily provide compensation disclosure with respect to our Chief Financial Officer as well. As such, the named executive officers who are the subject of this CD&A are:

•	Ali Tehrani, Ph.D., President and Chief Executive Officer;

•	Anthony Polverino, Ph.D., Executive Vice President, Early Development and Chief Scientific Officer;

•	Diana Hausman, M.D., Chief Medical Officer; and

•	Neil Klompas, CPA, CA, Chief Financial Officer.

This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and projections regarding future compensation programs. Actual compensation programs adopted in the future may differ materially from the various planned programs summarized in this discussion.

Role of the Compensation Committee

During 2018, the committee’s work included the following:

•

Executive Compensation Review – The committee reviewed compensation practices and policies with respect to our senior management team against Zymeworks’ peer group of companies (North American biotechnology companies of a similar size and stage of development, as listed in Schedule “B” to this proxy statement), in order to allow us to place our compensation practices for these positions in a market context. This reference exercise included a review of base salary, total cash compensation and total direct compensation.

•

Executive Compensation – The committee reviewed the corporate goals and objectives applicable to the compensation of the Company’s senior management team, including the Chief Executive Officer, and evaluated the Chief Executive Officer’s performance in light of those goals and objectives. Based on this review and evaluation, the committee approved the 2019 compensation for the Company’s senior management team (other than the Chief Executive Officer) and recommended the 2019 compensation for the Chief Executive Officer, which recommendation was approved by the Board of Directors.

•	Long-Term Incentive Plan – The committee reviewed the effectiveness of all outstanding incentive compensation plans and equity-based plans.

In reaching its decisions, the compensation committee may consider input from management and other factors that the committee considers appropriate. Decisions made by the committee are the responsibility of the committee and may reflect factors and considerations other than the information and/or recommendations provided by management.

In carrying out its duties and responsibilities, the committee has the authority to:

•	meet with and seek any information it requires from employees, officers, directors or external parties;

•	investigate any matter relating to the Company’s compensation practices, or anything else within its scope of responsibility;

•	obtain full access to all Company books, records, facilities and personnel; and

•	at its sole discretion and at the Company’s expense, retain and set the compensation of outside legal or other advisers as necessary to assist in the performance of its duties and responsibilities.

The committee may form subcommittees for any purpose that the committee deems appropriate and may delegate to such subcommittees such power and authority as the committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the committee as a whole. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the committee, the expense of which shall be borne by the Company. During the course of the compensation committee’s assessment, our Chief Executive Officer provides the committee with an assessment of the performance of the senior executive officers (other than himself). After reviewing recommendations from our compensation consultant, Radford (as further described below), our Chief Executive Officer makes a recommendation to the compensation committee regarding the compensation of senior executive officers (other than himself). In addition, the compensation committee makes a recommendation to the Board of Directors regarding the compensation for our Chief Executive Officer (without involvement or advice from the Chief Executive Officer or other members of management).

Overview of Compensation Program

Compensation Philosophy

The goal of our compensation program is to attract, retain and motivate our employees and executives. The compensation committee is responsible for setting our executive compensation and reviewing and recommending, for the approval of the Board of Directors, the Company’s annual corporate performance objectives. In considering executive compensation, the compensation committee strives to ensure that our total compensation is competitive within the industry in which we operate and supports our overall strategy and corporate objectives. The combination of base salary, annual incentives and long-term incentives that we provide our executive officers is designed to accomplish this. The compensation committee considers the implications of the risks associated with our compensation policies and practices. Our named executive officers and directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of our equity securities granted as compensation or held, directly or indirectly, by the named executive officer or director.

Compensation Objectives

The objectives of our compensation program are to:

•	Attract and retain highly qualified executive officers who have a history of proven success;

•	Align the interests of executive officers with our shareholders’ interests and with the execution of our business strategy;

•	Motivate and reward our executive team through competitive pay practices and an appropriate mix of short- and long-term incentives;

•	Evaluate executive performance on the basis of achievement of program development goals and key financial measurements which we believe closely correlate to long-term shareholder value; and

•	Tie compensation awards directly to key financial measurements with evaluations based on achieving and overachieving predetermined objectives.

Components of Compensation Package

There are two major components of our executive compensation program:

•	Base salary; and

•	Variable-performance based compensation, consisting of:

•	annual cash bonuses based on a comparison of individual and corporate performance to pre-set goals and objectives; and

•	long-term incentives, currently consisting of annual grants of long-term stock options.

Determining Compensation

The compensation committee has retained Radford, part of Aon (a business unit of Aon plc), as independent consultants to the compensation committee to conduct competitive reviews and assessments of Zymeworks’ executive compensation program and recommend go-forward strategies. The committee made the decision to retain Radford in its sole discretion and was directly responsible for the appointment, compensation and oversight of Radford’s work. The compensation committee is involved in and approves the adoption of the following procedures during Radford’s assessments:

•	establishing the public company peer group used in the executive compensation assessment;

•	reviewing the detailed assessment of Zymeworks’ executive compensation program versus the market; and

•	reviewing and approving executive pay mix.

The compensation committee utilizes these strategies when contemplating future executive compensation matters.

In addition to the compensation advisory services provided to the directors and executive officers, in 2017, Radford was retained to review the Company’s initial public offering (“IPO”) equity plan provisions and equity plan participation of employees below the executive level post-IPO. In 2018, Radford was retained to review the salaries, bonuses and equity plan participation of executive employees, as well as equity plan participation of employees below the executive level. Zymeworks’ management did not make or recommend such engagements and all such other services were approved by the compensation committee. Radford did not perform other services to the Company other than as a compensation consultant. The compensation committee determined Radford to be independent after evaluating the factors required under the applicable listing standard.

The following table sets forth fees Zymeworks’ paid to Aon in connection with its review and assessment of Zymeworks’ executive compensation program and such other services.

	Executive Compensation Related Fees	Other Fees
2017	$53,624	$16,900
2018	60,375	13,650

Base Salary

Annual base salary is designed to provide a competitive fixed rate of pay recognizing different levels of responsibility and performance within Zymeworks. In determining whether to increase the base salary for a particular executive, our compensation committee in discussions with our Chief Executive Officer (for executive officers other than the Chief Executive Officer) considers a variety of factors, including performance, length of service and criticality of role.

Bonus

The annual cash incentive compensation represents pay at risk – it is only paid out if and to the extent certain goals and objectives are met. The annual cash incentive that each executive is eligible to receive is based on a pre-determined target percentage of his/her base salary. Our Board of Directors approves performance targets that are tied to the level of achievement of corporate goals. The compensation committee of our Board of Directors approves the weighting assigned to each goal. For 2018, the corporate and individual weighting was 100% corporate, 0% individual for the Chief Executive Officer and 75% corporate, 25% individual for all other executive officers. Corporate goals are a combination of strategic and operational goals. In 2018, we had corporate goals tied to key clinical development goals and other business development and corporate finance milestones, as further described below.

The compensation committee determines performance bonus payments based on the results achieved as compared to targets established for a particular year. Our Board of Directors approved the 2018 bonus payment to the Chief Executive Officer based on the compensation committee’s recommendation, and the compensation committee approved the 2018 bonus payments to the other executive officers.

2018 Company Performance Objectives

The 2018 corporate goals were divided into four categories: (i) Clinical, (ii) Development and Pre-Clinical Research, (iii) Early Stage Research and Support and (iv) Business Operations and Support. The Clinical goals related to advancing clinical stage programs for our lead product candidate, ZW25, and submitting an Investigational New Drug application for our second product candidate, ZW49. The Development and Pre-Clinical Research goals related to generating adequate drug supply to execute on the Company’s clinical plans and advancing the Company’s therapeutic pipeline. The Early Stage Research and Support goals related to meeting the research support needs of our internal clinical and pre-clinical teams and our pharma partners, as well as the advancement and evaluation of our early stage platform candidates. The Business Operations and Support goals related to business development, extending our financial runway and ensuring the Company has in place the organizational structure needed for its long-term success. In evaluating overall performance, Clinical goals were weighted 40%, Development and Pre-Clinical Research goals were weighted 15%, Early Stage Research and Support goals were weighted 10% and Business and Operations Support Goals were weighted 35%.

In making its assessments of performance at the end of the year, the compensation committee determined that the Clinical and the Business and the Operations Support goals had been exceeded, and that the Development and Pre-Clinical Research and the Early Stage Research and Support goals had been met. Given the weighting of each category, in the aggregate, the compensation committee determined that 110% of the corporate goals had been achieved in 2018.

2018 Individual Performance Objectives

The individual objectives for each of the named executive officers, other than our Chief Executive Officer, were established between each such named executive officer and the Chief Executive Officer during 2018. These objectives were established, in the Chief Executive Officer’s judgment, to provide the greatest opportunity for the Company to meet its annual and long-term objectives. At the end of the year, the Chief Executive Officer evaluated the performance of each such named executive officer and assigned an achievement percentage against the individual objectives for each such named executive officer.

For 2018, the bonus performance targets for each named executive officer, each individual’s achievement against those targets and the amount paid to those individuals were as follows:

Name and Position	Target Bonus (% of Base Salary)	Corporate Goal Achievement	Weight of Corporate Goal Achievement	Individual Goal Achievement	Weight of Individual Goal Achievement	Bonus Amount Paid ($)
Ali Tehrani, President and Chief Executive Officer (1)	50%	110%	100%	N/A	N/A	280,500
Anthony Polverino, Executive Vice President, Early Development and Chief Scientific Officer (2)	35%	110%	75%	100%	25%	43,896
Diana Hausman, Chief Medical Officer	35%	110%	75%	100%	25%	156,520
Neil Klompas, Chief Financial Officer	35%	110%	75%	100%	25%	137,638

(1)	The Chief Executive Officer’s bonus is based solely on the achievements of the 2018 corporate goals and is approved by the Board of Directors.
(2)	Dr. Polverino joined the Company in September 2018.

Long-Term Incentives

Our Stock Option Plan (as defined under “Employee Benefit Plans – Stock Option Plan” below) authorizes us to make grants to eligible recipients of stock options to attract, retain, motivate and reward qualified directors and employees and to enable and encourage such directors and employees to acquire common shares as long-term investments. The option exercise price may not be less than the closing price of our common shares on the date of grant on the primary stock exchange on which our common shares are traded. For most grants of stock options, 25% of the granted options will vest on the first anniversary of grant date (subject to continued service). On the last day of each month thereafter, a further 1/36 of the total number of remaining granted options will vest. Previous grants are taken into account when considering new option grants.

Compensation Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Zymeworks under the Securities Act or the Exchange Act.

Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on our committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our compensation committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation committee of the Board of Directors

Hollings C. Renton (Chair)

Kenneth Hillan

Lota Zoth

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2018 and December 31, 2017. We do not have compensation in the form of share-based awards (other than stock options), non-equity incentive plan compensation (other than annual bonus awards) or non-qualified deferred compensation.

Name and Position	Year	Salary ($) (1)	Bonus ($) (1)(2)	Option Awards ($) (3)	All Other Compensation ($) (1)		Total ($)
Ali Tehrani, President and Chief Executive Officer	2018	510,296	280,500	1,805,073	17,679	(4)	2,613,548
	2017	397,316	213,750	1,029,458	13,589	(5)	1,654,113
Anthony Polverino, Executive Vice President, Early Development and Chief Scientific Officer (6)	2018	113,590	43,896	1,056,860	96	(7)	1,214,442
	2017	—	—	—	—		—
Diana Hausman, Chief Medical Officer	2018	416,000	156,520	541,523	15,509	(8)	1,129,552
	2017	400,000	133,000	485,869	22,432	(9)	1,041,301
Neil Klompas, Chief Financial Officer	2018	357,708	137,638	541,523	13,105	(10)	1,049,974
	2017	285,237	108,063	573,515	17,393	(11)	984,208

(1)

Effective as of January 1, 2017, salary for all named executive officers is determined in U.S. dollars. However, 2018 and 2017 cash compensation amounts for our Chief Executive Officer and our Chief Financial Officer were paid in Canadian dollars and have been converted to U.S. dollars for the purposes of the table. For 2018 and 2017, the U.S. dollar per Canadian dollar exchange rates used for such conversions were 0.7718 and 0.7701, which were the average annual Bank of Canada exchange rates for 2018 and 2017, respectively.

(2)

The amounts reflect performance bonuses paid in 2019 and 2018 for performance during 2018 and 2017, respectively, as discussed further above under “Executive Compensation – Overview of Compensation Program – Bonus.”

(3)

The amounts set forth in this column reflect the aggregate grant date fair value for option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. See the “Notes to Consolidated Financial Statements – Summary of Significant Accounting Policies – Share-based compensation” included in our Annual Report on Form 10-K for our year ended December 31, 2018.

(4)	Of the total amount for 2018, (i) $15,309 represents contributions to our registered retirement savings plan and (ii) $2,370 represents life insurance premiums through our group extended benefit plan.
(5)	Of the total amount for 2017, (i) $11,884 represents contributions to our registered retirement savings plan and (ii) $1,705 represents life insurance premiums through our group extended benefit plan.
(6)	Dr. Polverino joined the Company in September 2018.
(7)	The total amount for 2018 represents life insurance premiums through our group extended benefit plan.
(8)	Of the total amount for 2018, (i) $15,125 represents contributions to our registered retirement savings plan and (ii) $384 represents life insurance premiums through our group extended benefit plan.
(9)	Of the total amount for 2017, (i) $22,000 represents contributions to our 401(k) plan and (ii) $432 represents life insurance premiums through our group extended benefit plan.
(10)	Of the total amount for 2018, (i) $10,893 represents contributions to our registered retirement savings plan and (ii) $2,212 represents life insurance premiums through our group extended benefit plan.
(11)	Of the total amount for 2017, (i) $15,688 represents contributions to our registered retirement savings plan and (ii) $1,705 represents life insurance premiums through our group extended benefit plan.

Outstanding Equity Awards at 2018 Year End

The following table lists all outstanding equity awards granted in Canadian dollars under the Original Plan (described under “Employee Benefit Plans – Original Plan,” below) held by our named executive officers as of December 31, 2018.

Name	Grant Date(1)	Unexercised Option Awards # Exercisable	Unexercised Option Awards # Unexercisable	Option Exercise Price (C$)	Option Exercise Price (US$)(2)	Option Expiration Date
Ali Tehrani	1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/29/2016 2/3/2017	58,660 20,950 20,950 23,464 219,975 20,077	— — — — 73,325 21,823	5.37 7.26 11.60 14.44 12.10 22.60	4.14 5.60 8.95 11.14 9.34 17.44	12/31/2021 12/31/2022 12/31/2023 12/31/2024 1/28/2026 2/3/2027

Diana Hausman	11/9/2016 2/3/2017	13,380 13,050	11,322 14,185	20.74 22.60	16.01 17.44	11/8/2026 2/3/2027

Neil Klompas	7/1/2007 7/1/2009 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/29/2016 2/3/2017	6,704 8,380 8,380 20,950 20,950 23,464 94,275 17,066	— — — — — — 31,425 18,549	3.58 4.75 5.37 7.26 11.60 14.44 12.10 22.60	2.76 3.67 4.14 5.60 8.95 11.14 9.34 17.44	6/30/2019 6/30/2019 12/31/2021 12/31/2022 12/31/2023 12/31/2024 1/28/2026 2/3/2027

(1)

Options vest and become exercisable with respect to (i) 25% of the underlying shares one year after the grant date and (ii) the remainder of the underlying shares in 36 equal monthly installments following the first anniversary of the grant date.

(2)	Canadian dollar amounts have been converted to U.S. dollars using an exchange rate of 0.7718, which is the average annual Bank of Canada exchange rate for 2018.

The following table lists all outstanding equity awards granted in U.S. dollars under the Stock Option Plan (described under “Employee Benefit Plans – Stock Option Plan” below) held by our named executive officers as of December 31, 2018.

Name	Grant Date (1)	Unexercised Option Awards # Exercisable	Unexercised Option Awards # Unexercisable	Option Exercise Price (US$)	Option Expiration Date
Ali Tehrani	6/12/2017	98,958	151,042	9.82	6/12/2027
	3/19/2018	—	250,000	11.84	3/18/2028

Anthony Polverino.	12/12/2018	—	110,000	15.00	12/11/2028

Diana Hausman	6/12/2017	33,647	51,353	9.82	6/12/2027
	3/19/2018	—	75,000	11.84	3/18/2028

Neil Klompas	6/12/2017	33,647	51,352	9.82	6/12/2027
	3/19/2018	—	75,000	11.84	3/18/2028

(1)

Options vest and become exercisable with respect to (i) 25% of the underlying shares one year after the grant date and (ii) the remainder of the underlying shares in 36 equal monthly installments following the first anniversary of the grant date.

Executive Employment Arrangements and Termination and Change in Control Benefits

On December 13, 2007, we entered into an employment agreement with Dr. Tehrani setting forth the terms and conditions of his employment as our President and Chief Executive Officer, which provided for his initial base salary and which includes, among other things, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for our incentive plans. This agreement was amended on January 1, 2014. On January 17, 2017, we entered into an amended and restated employment agreement with Dr. Tehrani that superseded and replaced the December 2007 agreement, as amended, and set forth revised termination and change of control provisions. Under the new not-for-cause termination severance formula, during the first three years of employment, Dr. Tehrani is entitled to 12 months of written notice or payment in lieu of notice equal to 12 months of his base salary and continuation of benefits for 12 months. Commencing in the fourth year of employment, Dr. Tehrani is entitled to an additional one month’s notice, or the equivalent base salary and continuation of benefits, for each additional completed year of service, up to a total maximum of 18 months. If Dr. Tehrani is terminated without cause within 12 months following a change of control, he shall receive severance equal to 24 months of his base salary, continuation of benefits for 24 months and full vesting acceleration of all unvested stock options or other equity grants made as at that date.

On January 25, 2007, we entered into an employment agreement with Mr. Klompas, our current Chief Financial Officer, setting forth the terms and conditions of his employment as our Director of Finance & Operations, which provided for his initial base salary and initial equity award, and which includes, among other things, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for our incentive plans. This agreement was amended on October 23, 2007 and January 1, 2014. On January 17, 2017, we entered into an amended and restated employment agreement with Mr. Klompas that superseded and replaced the January 2007 agreement, as amended, and set forth revised termination and change of control provisions. Under the new not-for-cause termination severance formula, during the first three years of employment, Mr. Klompas is entitled to 12 months of written notice or payment in lieu of notice equal to 12 months of his base salary and continuation of benefits for 12 months. Commencing in the fourth year of employment, Mr. Klompas is entitled to an additional one month’s notice, or the equivalent base salary and continuation of benefits, for each additional completed year of service, up to a total maximum of 18 months. If Mr. Klompas is terminated without cause within 12 months following a change of control, he shall receive severance equal to 18 months of his base salary, continuation of benefits for 18 months and full vesting acceleration of all unvested stock options or other equity grants made as at that date.

On June 1, 2016, we entered into an employment agreement with Dr. Hausman setting forth the terms and conditions of her employment as our Chief Medical Officer, which provided for her initial base salary and initial equity award, and which includes, among other things, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for our incentive plans. Dr. Hausman’s employment agreement also specifies, in the case of termination of employment other than for cause, she will be entitled to 12 months’ notice, or payment in lieu of notice equal to 12 months of her base salary, should termination occur within the first year of employment. Following the first year of employment, she will be entitled to an additional one month’s notice, or the equivalent base salary, for each additional completed year of service, up to a total maximum of 18 months. On January 18, 2017, we entered into an amended and restated employment agreement with Dr. Hausman that superseded and replaced the June 2016 agreement and set forth a new change of control provision. If Dr. Hausman is terminated without cause within 12 months following a change of control, she shall receive severance equal to 18 months of her base salary, continuation of benefits for 18 months and full vesting acceleration of all unvested stock options or other equity grants made as at that date.

On September 20, 2018, we entered into an employment agreement with Dr. Polverino setting forth the terms and conditions of his employment as our Executive Vice President, Early Development and Chief Scientific Officer, which provided for his initial base salary and initial equity award, and which includes, among other things, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for our incentive plans. If Dr. Polverino’s employment is terminated without cause during the first three years of employment, he is entitled to 12 months of written notice or payment in lieu of notice equal to 12 months of his base salary and continuation of benefits for 12 months. Commencing in the fourth year of employment, Dr. Polverino is entitled to an additional one month’s notice, or the equivalent base salary and continuation of benefits, for each additional completed year of service, up to a total maximum of 18 months. If Dr. Polverino is terminated without cause within 12 months following a change of control, he shall receive severance equal to 18 months of his base salary, continuation of benefits for 18 months and full vesting acceleration of all unvested stock options or other equity grants made as at that date.

The table below shows the estimated amounts of the termination payments and benefits that will be made to our named executive officers upon the termination of their employment under the terms of their current employment agreements (assuming termination took place on December 31, 2018).

Name and Principal Position	Event	Severance ($)(1)	Options ($)(2)(3)	Other Payments ($)(2)(4)	Total ($)
Ali Tehrani, President and Chief Executive Officer	Termination other than for cause	765,000	2,673,426	19,495	3,457,921
	Termination following a change of control event (double trigger)	1,020,000	4,510,679	26,413	5,557,092

Anthony Polverino, Executive Vice President, Early Development and Chief Scientific Officer	Termination other than for cause	400,000	—	37,300	437,300
	Termination following a change of control event (double trigger)	600,000	—	55,950	655,950

Diana Hausman, Chief Medical Officer	Termination other than for cause	450,667	163,524	—	614,191
	Termination following a change of control event (double trigger)	624,000	626,100	31,470	1,281,570

Neil Klompas, Chief Financial Officer	Termination other than for cause	536,250	1,324,080	19,495	1,879,825
	Termination following a change of control event (double trigger)	536,250	1,955,170	19,740	2,511,160

(1)	Severance payments are calculated based on the executive’s base salary, which, for all executive officers is paid in U.S. dollars, effective as of January 1, 2017.
(2)	Canadian dollar amounts have been converted to U.S. dollars based on the historical Canadian to U.S. average daily rate of exchange as at December 31, 2018.
(3)	The value of accelerated vesting of options above is calculated based on the closing price on the NYSE of $14.68 per share as of December 31, 2018.

(4)

For Canadian executives, amounts shown in the “Other Payments” column relate to contributions to our group registered retirement savings plan, provincial health plan premium, and extended medical benefits premiums. For our Chief Medical Officer and Executive Vice President, Early Development and Chief Scientific Officer, these amounts relate to health benefits plan premiums. For our Chief Executive Officer and our Chief Financial Officer, these amounts are denominated in U.S. dollars but paid in Canadian dollars.

Employee Benefit Plans

Our executive officers receive medical, dental, life insurance and other benefits generally made available to all of our employees.

Pension Benefits

We do not have any qualified or non-qualified defined benefit pension plans.

Non-qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Registered Retirement Savings Plan

Our executives resident in Canada are eligible, along with all other employees resident in Canada, to participate in our registered retirement savings plan (“RRSP”) matching program. Under this program, we match the amount contributed by each executive into a group RRSP plan, up to a pre-determined percentage of annual salary. Upon the formal approval of the compensation committee on November 9, 2016, we began matching executives’ contributions to the group RRSP up to 5.5% of annual salary. Generally, company matching contributions will not exceed 50% of the maximum annual RRSP dollar limit as specified by the Canada Revenue Agency in any given year.

401(k) Plan

Zymeworks Biopharmaceuticals Inc. executives resident in the United States are eligible, along with all other U.S.-based employees, to participate in a 401(k) plan. Under this plan, Zymeworks Biopharmaceuticals Inc. matches the amount contributed by each executive into a 401(k) plan up to a predetermined percentage of annual salary. Upon the formal approval of the compensation committee on November 9, 2016, Zymeworks began matching executives’ contributions to a 401(k) plan up to 5.5% of annual salary, with company matching contributions not to exceed the annual personal and Age 50 Catch Up contribution limit (if applicable) set by the Internal Revenue Service, or the IRS, in any given year.

Original Plan

Our second amended and restated employee stock option plan (the “Original Plan”) was administered by our compensation committee and provided for the grant of incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRS Code”), non-statutory stock options, restricted stock and other stock-based awards. Our employees, officers, directors and consultants were eligible to receive awards under our Original Plan. Upon an acquisition of us, the exercisability of options or the vesting of restricted stock awards issued under the Original Plan will be accelerated. In addition, our Board of Directors will make appropriate provisions for the continuation of awards by us or substitution of awards by the surviving or acquiring entity.

As of April 28, 2017, no further awards were issued under the Original Plan. However, all outstanding options granted under the Original Plan remain outstanding, subject to the terms of the Original Plan and the applicable grant documents, until such outstanding options are exercised or they terminate or expire by their terms. Any common shares subject to awards under our Original Plan that expire, terminate, or are otherwise surrendered, canceled, forfeited or repurchased without having been fully exercised, or resulting in any common shares being issued, will become available for issuance under the Stock Option Plan, up to a specified number of shares. Options granted under the Original Plan are non-assignable and non-transferable except that they will be exercisable by the personal representative of the option holder in the event of the option holder’s death or inability to manage his or her affairs.

Stock Option Plan

On April 10, 2017, our shareholders approved a new stock option plan, which became effective immediately prior to the consummation of our IPO. This plan allowed for the grant of options to directors, officers, employees and consultants in U.S. or Canadian dollars, and also permitted us to grant ISOs to our employees. On June 7, 2018, the Company’s shareholders approved an amendment and restatement of this plan (this plan, as amended and restated, the “Stock Option Plan”), which includes an article that allows us to grant restricted shares, restricted share units (“RSUs”) and other share-based awards, in addition to options. To date, no restricted shares, RSUs or other share-based awards, other than options, have been granted.

The original maximum number of common shares reserved for issuance under the Stock Option Plan as of June 7, 2018 was 5,686,097, which includes 3,686,097 shares issuable upon exercise of options outstanding as of March 31, 2018. Beginning in 2019 and ending in 2028, this maximum number may be increased on the first day of each calendar year by up to 4.0% of the number of outstanding shares on the last day of the immediately preceding calendar year (referred to herein as the “evergreen feature”). ISOs may be granted with respect to a maximum fixed amount equal to 20% of the shares reserved for issuance under the Stock Option Plan as of June 7, 2018.

The Stock Option Plan allows for the grant of awards to our (or our direct or indirect subsidiaries’) directors, officers, employees and consultants. The Board of Directors is responsible for administering the Stock Option Plan, and the compensation committee makes recommendations to the Board of Directors in respect of matters relating to the Stock Option Plan. The Board of Directors has authority to determine the terms, including the limitations, restrictions, vesting period and conditions, if any, of awards granted under the Stock Option Plan.

All options granted under the Stock Option Plan will have an exercise price determined and approved by the Board of Directors at the time of grant, which shall not be less than closing price of the common shares on the date of grant on the primary exchange on which the common shares are traded. We may convert a market price denominated in Canadian currency into United States currency and vice versa and such converted amount shall be the market price.

An option shall be exercisable during a period established by the Board of Directors, which shall commence on the date of the grant and shall terminate not later than ten years after the date of the grant. The Stock Option Plan provides that the exercise period shall automatically be extended if the date on which it is scheduled to terminate falls during a blackout period. In such cases, the extended exercise period shall terminate on the tenth business day after the last day of the blackout period, provided that the exercise period shall in no case be extended beyond the tenth anniversary of the date the option was granted.

All awards shall vest in accordance with the terms of the grant agreement. A participant’s grant agreement or any other written agreement between a participant and us may provide that unvested awards be subject to acceleration of vesting and/or exercisability in certain circumstances. The Board of Directors may at its discretion accelerate the vesting of any outstanding awards notwithstanding the previously established vesting schedule, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration or, subject to applicable regulatory provisions and shareholder approval, extend the expiration date of any option, provided that the period during which an option is exercisable does not exceed ten years from the date such option is granted. If the Stock Option Plan is terminated, the provisions of the Stock Option with respect to outstanding awards will continue in effect as long as any such award remains outstanding.

Except as specifically provided in an agreement approved by the Board of Directors, awards granted under the Stock Option Plan are generally not transferable; however, an optionee may, with the prior approval of the Board of Directors, transfer options to (i) such optionee’s family or retirement savings trust, or (ii) registered retirement savings plans or registered retirement income funds of which the optionee is and remains the annuitant.

The following table describes the impact of certain events upon the rights of option holders under the Stock Option Plan, including termination for cause (as determined by the Board of Directors, in its discretion), resignation, termination other than for cause, retirement, death or disability:

Event	Provisions
Termination for cause	Forfeiture of all vested and unvested options as of date of termination

Resignation	Forfeiture of all unvested options Vested options exercisable until the earlier of the expiry date and 90 days after resignation

Termination other than for cause	Forfeiture of all unvested options Vested options exercisable until the earlier of the expiry date and 90 days after termination

Retirement	Forfeiture of all unvested options Vested options exercisable until the earlier of the expiry date and 90 days after retirement

Death or disability	Forfeiture of all unvested options Vested options exercisable until the earlier of the expiry date and one year after event

The Board of Directors may, in its sole discretion, suspend or terminate the Stock Option Plan at any time, or from time to time, and may amend the Stock Option Plan or any option at any time without the consent of the optionees provided that such amendment shall (i) not adversely alter or impair any option previously granted except as permitted by the terms of the Stock Option Plan, (ii) be subject to applicable law and any regulatory approvals including, where required, the approval of the TSX, and if our common shares are listed or posted for trading on another stock exchange, the stock exchange(s) where the common shares are listed or posted for trading, and (iii) be subject to shareholder approval, where required by law, the requirements of the TSX, and if our common shares are listed or posted for trading on another stock exchange, the stock exchange(s) where the common shares are listed or posted for trading or the Stock Option Plan, provided however that shareholder approval shall not be required for the following amendments and our Board of Directors may make any changes which may include but are not limited to:

•	amendments of a general housekeeping or clerical nature that, among others, clarify, correct or rectify any ambiguity, defective provision, error or omission in the Stock Option Plan;

•	a change to the provisions of any option governing vesting, assignability and effect of termination of a participant’s employment contract or office;

•	the addition of a form of financial assistance and any amendment to a financial assistance provision which is adopted;

•	a change to advance the date on which any option may be exercised under the Stock Option Plan; and

•

an amendment necessary to comply with applicable law or the requirements of the TSX or other regulatory body having authority over the Company, the Stock Option Plan, the participants or the shareholders.

For greater certainty, the Board of Directors shall be required to obtain shareholder approval to make the following amendments:

•

any amendment which reduces the exercise price of any option after the options have been granted or any cancellation of an option and the substitution of that option by a new option with a reduced price, except in the case of an adjustment pursuant to a change in capitalization;

•	any amendment which extends the expiry date of any option beyond the original expiry date, except in case of an extension due to a blackout period;

•

any increase (other than pursuant to the evergreen feature described above) to the maximum number of common shares issuable from treasury under the Stock Option Plan and any other treasury-based share compensation plans, other than an adjustment pursuant to a change in capitalization;

•	a change to the eligible participants of the Stock Option Plan;

•	any amendment to the restrictions on common shares issuable to Company insiders;

•

any amendment to the restriction providing that no option shall be granted, and no common shares shall be issued or sold under the Stock Option Plan, where such grant, issue or sale would require registration of the Stock Option Plan or of common shares under the securities laws of any foreign jurisdiction (other than the United States), and any purported grant of any option or purported issue or sale of common shares under the Stock Option Plan in violation of such restriction shall be void; and

•	any amendment to the amendment provisions of the Stock Option Plan.

Employee Stock Purchase Plan

On April 10, 2017, our shareholders approved an employee share purchase plan, which became effective immediately prior to the consummation of our IPO. On June 7, 2018, the Company’s shareholders approved an amendment and restatement of this plan (this plan, as amended and restated, the “ESPP”). The following is a summary of the terms of the ESPP.

The ESPP permits participation by employees of the Company and its subsidiaries that are designated to participate in the ESPP by the Board of Directors. The compensation committee of the Board of Directors is responsible for administering the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the IRS Code for employees who are United States taxpayers.

Unless otherwise determined by our Board of Directors, participation in the ESPP is open to our employees in Canada and the United States who are customarily employed for at least 20 hours per week. Participation in the ESPP is voluntary. Eligible employees are able to contribute up to 15% of their gross base earnings for purchases under the ESPP through regular payroll deductions. No employee is eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding common shares measured by vote or value under Section 424(d) of the IRS Code. In addition, no employee may purchase shares under the ESPP at a rate in excess of US$25,000 worth of our common shares (determined on the grant date of the purchase right) for each year such purchase right is outstanding. The purchase price to be used for purchases under the ESPP may be as low as 85% of the fair market value of the common shares on either the first day of the applicable purchase period or the last day of such purchase period (whichever date has the lower fair market value). The fair market value of the common shares on a particular day to be used to determine the purchase price under the ESPP will equal the closing price of the common shares on the primary exchange upon which they are traded on such date (or, if such day is not a trading day, then on the trading day immediately preceding such day).

The ESPP is implemented through a series of offerings under which eligible employees are granted rights to purchase our common shares at the end of specified purchase periods. We currently expect to hold offerings consisting of a single six-month purchase period commencing on January 1 and July 1 of each calendar year, with a single purchase date at the end of each purchase period on June 30 and December 31 of each calendar year. However, our compensation committee may establish different offerings and purchase periods from time to time, which may have a duration of between three months to twenty-four months. Our first offering commenced on July 1, 2017 and ended on December 31, 2017. Common shares purchased under the ESPP are issued from treasury in accordance with applicable laws and the terms and conditions of the ESPP. The number of common shares reserved for issuance under the ESPP cannot exceed 272,350 common shares, plus the number of common shares that are automatically added on January 1 of each year, commencing on (and including) January 1, 2018 and ending on (and including) January 1, 2027, in an amount equal to the lesser of (i) 1% of the total number of common shares issued and outstanding on December 31 of the preceding calendar year, and (ii) 419,000 common shares. No rights to purchase common shares may be issued under the ESPP from and after the tenth anniversary of the date the ESPP became effective, unless otherwise approved by our shareholders.

The ESPP is administered by the compensation committee. The compensation committee has the authority, in the event the common shares are subdivided or consolidated, or in the event the common shares will be exchanged for shares of another issuer in the context of a reorganization, split-up, liquidation, recapitalization or similar transaction, to determine appropriate equitable adjustments, if any, to be made under the ESPP, including adjustments to the number of common shares which have been authorized for issuance under the ESPP.

In the event of certain significant corporate transactions such as an acquisition, merger or sale of all or substantially all of our assets, then either (i) a participant’s then-outstanding purchase right shall be continued or substituted for by the surviving or acquiring entity, or (ii) such purchase right shall be terminated in exchange for a cash payment equal to the fair market value of a number of our common shares on the date of such transaction that the participant’s accumulated payroll deductions as of the date of the transaction could purchase, determined with reference only to the first business day of the applicable purchase period, less the result of multiplying such number of shares by such purchase price.

Our Board of Directors has the right to amend or terminate the ESPP, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). Subject to certain exceptions, our Board of Directors is entitled to make amendments to the ESPP without shareholder approval.

Rights to purchase shares granted under the ESPP cannot be transferred or assigned by the holder thereof other than by will, the laws of descent and distribution.

Additional Disclosure

The following table sets forth summary information relating to our Stock Option Plan and Original Plan as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (Stock Option Plan):	2,084,438 (1)	C$14.85 and $11.67 (1)	1,700,329

Equity compensation plans not approved by security holders (Original Plan):	1,901,330	C$14.60	—

(1)

Stock options granted under the Stock Option Plan are granted with exercise prices in both Canadian dollars and U.S. dollars. As of December 31, 2018, there were 2,084,438 outstanding stock options under the Stock Option Plan, consisting of 544,660 stock options with a weighted average exercise price of C$14.85 and 1,539,778 stock options with a weighted average exercise price of $11.67.

The following table sets forth certain additional information with respect to our Original Plan, Stock Option Plan and ESPP as of December 31, 2018:

	Original Plan	Stock Option Plan	ESPP
Number of outstanding securities awarded under plan	1,901,330	2,084,438	22,489

Issued and outstanding securities under plan as a percentage of issued and outstanding shares	5.9%	6.5%	0.1%

Number of securities available for grant under plan	—	1,700,329	526,790

Number of securities available for grant under plan as a percentage of issued and outstanding shares	—	5.3%	1.6%

The following table sets forth the burn rate under our Original Plan and our Stock Option Plan for each of the years ended December 31, 2018, 2017, and 2016. The burn rate is a percentage calculated based on the number of stock options granted under each plan during the relevant year divided by the weighted average number of the Company’s issued and outstanding shares during that year.

	Original Plan	Stock Option Plan
Year ended December 31, 2018	0%	4.25%
Year ended December 31, 2017	2.20%	4.30%
Year ended December 31, 2016	7.70%	—

DIRECTOR COMPENSATION

The written charter of our compensation committee provides that the committee will review compensation for members of our Board of Directors on at least an annual basis, taking into account their responsibilities and time commitment and information regarding the compensation paid at peer companies. The compensation committee will make recommendations to our Board of Directors with respect to changes to our approach to director compensation as it considers appropriate.

The following table presents the compensation awarded to, earned by or paid to our directors (other than Dr. Tehrani, whose compensation is provided in the Summary Compensation Table above) for the year ended December 31, 2018. We do not currently have director compensation in the form of share-based awards (other than stock options), non-equity incentive plan compensation or non-qualified deferred compensation.

Name	Fees earned or paid in cash ($)	Option awards ($)	Total ($)
Nick Bedford	80,000	64,044	144,044
Kenneth Hillan	43,750	64,044	107,794
Hollings C. Renton	52,500	64,044	116,544
Natalie Sacks	38,750	64,044	102,794
Lota Zoth	55,000	64,044	119,044

Each member of our Board of Directors is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending board meetings and meetings for any committee on which he or she serves. These amounts are not included in the table above.

Compensation Committee Interlocks and Insider Participation

As described above, the members of our compensation committee are Mr. Renton (Chair), Dr. Hillan and Ms. Zoth. In 2018, none of our executive officers (a) served as a member of the compensation committee (or other committee of the board of directors performing equivalent functions, or in the absence of any such committee, the entire board of directors) of another entity that had an executive officer who served on our compensation committee; (b) served as director of another entity that had an executive officer who served on our compensation committee; or (c) served on compensation committee of another entity that had an executive officer who served as one of our directors.

APPROVAL

The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.

DATED as of March 18, 2019. By Order of the Board of Directors

/s/ Ali Tehrani
Ali Tehrani
President and Chief Executive Officer

SCHEDULE “A”

ZYMEWORKS INC.

MANDATE OF THE BOARD OF DIRECTORS

This Board Mandate (the “Mandate”) has been adopted by the board of directors (the “Board”) of Zymeworks Inc. (the “Company”).

I.	Purpose

The purpose of this Mandate is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.

II.	Access to Information and Authority

The Board will be granted unrestricted access to all information regarding the Company that is necessary or desirable to fulfill its duties. The Board shall have the authority to, at its sole discretion and at the Company’s expense, retain and set the compensation of outside legal or other advisors, as necessary to assist in the performance of its duties and responsibilities.

III.	Composition and Meetings

The Board shall be comprised of that number of directors as shall be determined from time to time by the Board upon recommendation of the Nominating and Corporate Governance Committee of the Board, in accordance with the Company’s constating documents. The Board will be comprised of a majority of “independent” directors within the meaning of the applicable listing standards of the New York Stock Exchange and National Instrument 58-101 – Corporate Governance Guidelines adopted by the Canadian Securities Administrators.

The Board shall choose one of its members to be its Chair by majority vote, which Chair shall have the duties and responsibilities set out in Section V. The Chair should be an independent director. Where this is not appropriate, an independent director will be appointed to act as “lead director”.

The Board may delegate certain matters it is responsible for to the committees of the Board. The Board shall appoint from among its members the members of each committee of the Board, in consultation with the relevant committee of the Board. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

The Board will meet at least quarterly, or more frequently as circumstances dictate. Each director has a responsibility to attend and participate in meetings of the Board. The Board and the Chair may invite any executive, employee or such other person or external advisor as it deems appropriate to attend and participate in any portion of any Board meeting, and may exclude from all or any portion of its meetings any person it deems appropriate in order to carry out its responsibilities. The independent members of the Board will also meet in camera, as required, without the non-independent directors and members of management before or after each regularly scheduled meeting.

IV.	Responsibilities and Duties of the Board

The Board is responsible for the stewardship of the Company and providing oversight as to the management of the business and affairs of the Company. It is management’s duty to run the Company’s business on a day-to-day basis. The Board is expected to focus on guidance and strategic oversight, with the goal of increasing long-term shareholder value. In discharging their duties, directors must act honestly and in good faith, with a view to the best interests of the Company. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The responsibilities and duties of the Board shall include the following:

Chief Executive Officer and Officers

1.	Appointing the Chief Executive Officer (the “CEO”) and, together with the CEO, developing a written position description for the role of the CEO.

2.	Delegate to the CEO and other senior executives the authority over the day-to-day management of the business and affairs of the Company.

3.	Developing the corporate goals and objectives that the CEO is responsible for meeting and reviewing the performance of the CEO against such corporate goals and objectives.

4.	Taking steps to satisfy itself as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization.

5.	Succession planning for the CEO and other key personnel.

6.	Approving the compensation of the CEO upon recommendation of the Compensation Committee.

Financial Reporting

7.	Approving:

i.	the annual financial statements and related Management’s Discussion and Analysis, and their filing and disclosure; and

ii.	the Company’s annual earnings press releases, including any pro forma or non-GAAP information included therein, and their filing and disclosure.

8.	Reviewing and monitoring, with the assistance of the Audit Committee:

i.	the quality and integrity of the Company’s financial statements;

ii.	the external reporting of the Company’s financial and operating performance in compliance with all regulatory and statutory requirements; and

iii.	the appointment and performance of the external auditor.

Financial Reporting Processes, Accounting Policies and Internal Controls

9.	Reviewing and monitoring, with the assistance of the Audit Committee:

i.	the adequacy and effectiveness of the Company’s system of internal controls over financial reporting, including any significant deficiencies and significant changes in internal controls; and

ii.	the quality and integrity of the Company’s external financial reporting processes.

Ethical and Legal Compliance and Risk Management

10.	Reviewing and approving the Company’s Code Of Business Conduct And Ethics.

11.	Reviewing and monitoring:

i.	compliance with the Code of Business Conduct and Ethics and other ethical standards adopted by the Company; and

ii.

the Company’s compliance with applicable legal and regulatory requirements, though notwithstanding the foregoing and subject to applicable law, nothing contained in this Mandate is intended to require the Board to ensure the Company’s compliance with applicable laws or regulations.

12.

In conjunction with management, identifying the principal risks of the Company’s business and reviewing and monitoring management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks.

Other Responsibilities

13.

Adopting a strategic planning process to establish objectives and goals for the Company’s business and reviewing, approving and modifying, as appropriate, the strategies proposed by management to achieve such objectives and goals.

14.	Reviewing and approving the Company’s financial objectives, plans and actions, including significant capital allocations and expenditures.

15.	Reviewing and approving material transactions not in the ordinary course of business.

16.

In consultation with management, overseeing and reviewing the Company’s procedures with respect to the Company’s public disclosure, including the Disclosure Policy, to ensure that communications with the public are timely, factual, accurate and broadly disseminated in accordance with all applicable legal and regulatory requirements.

17.	Adopting appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.

18.	In conjunction with the Nominating and Corporate Governance Committee, providing an orientation program for new directors to the Board and continuing education opportunities for all directors.

19.	Overseeing the assessment by the Nominating and Corporate Governance Committee, each committee and each director.

20.	Developing and overseeing a method for interested parties to communicate directly with the Board.

21.	Performing any other activities consistent with this Mandate, the Company’s constating documents, and governing laws that the Board determines are necessary or appropriate.

V.	Responsibilities and Duties of the Chair

The Chair shall have the responsibilities and duties set out in the Position Description for the Chair of the Board and Lead Director which shall include the following:

1.	Chair meetings of the Board.

2.	Chair the annual general meeting, and any special meetings, of the shareholders.

3.

In consultation with the Corporate Secretary, determine the frequency, dates and locations of meetings of the Board and ensure that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.

4.

In consultation with the CEO, the Chief Financial Officer, the Corporate Secretary and others as required, review the annual work plan and the meeting agendas so as to bring all required business before the Board.

5.	As appropriate, carry out any other or special assignments or any functions as may be requested by the Board or management.

If the Chair is not an independent director then the independent lead director should act as the effective leader of the Board and ensure the Board’s agenda will enable it to successfully carry out its duties. See the Position Description for the Chair of the Board and Lead Director for more detail.

VI.	Limitation on the Board’s Duties

The Board shall discharge its responsibilities, and shall assess the information provided by the Company’s management and any external advisors, including the external auditor, in accordance with its business judgment. Members of the Board are entitled to rely, absent knowledge to the contrary, on the integrity of the persons and organizations from whom they receive information, the accuracy and completeness of the information provided and representations made by management as to any audit or non-audit services provided by the external auditor.

Nothing in this Mandate is intended or may be construed as imposing on any member of the Board a standard of care or diligence that is in any way more onerous or extensive than the standard to which the directors are subject under applicable law. This Mandate is not intended to change or interpret the constating documents of the Company or any federal, provincial, state or exchange law, regulation or rule to which the Company is subject, and this Mandate should be interpreted in a manner consistent with all such applicable laws, regulations and rules. The Board may, from time to time, permit departures from the terms hereof, either prospectively or retrospectively, and no provision contained herein is intended to give rise to civil liability to shareholders, competitors, employees or other persons, or to any other liability whatsoever.

VII.	Review of Mandate

The Nominating and Corporate Governance Committee of the Board will review and reassess the adequacy of this Mandate from time to time and recommend any proposed changes to the Board for approval.

SCHEDULE “B”

ZYMEWORKS INC.

LIST OF PEER COMPANIES

1.	Aduro Biotech, Inc.

2.	Adverum Biotechnologies, Inc.

3.	Arbutus Biopharma Corporation

4.	Bellicum Pharmaceuticals, Inc.

5.	Calithera Biosciences, Inc.

6.	Cellular Biomedicine Group, Inc.

7.	Corvus Pharmaceuticals, Inc.

8.	CytomX Therapeutics, Inc.

9.	Epizyme, Inc.

10.	Fate Therapeutics, Inc.

11.	Five Prime Therapeutics Inc.

12.	Immune Design Corp.

13.	Jounce Therapeutics, Inc.

14.	Karyopharm Therapeutics Inc.

15.	Kura Oncology, Inc.

16.	MacroGenics, Inc.

17.	Mersana Therapeutics, Inc.

18.	Miragen Therapeutics, Inc.

19.	Sierra Oncology, Inc.

20.	Stemline Therapeutics, Inc.

21.	Voyager Therapeutics, Inc.

22.	Xenon Pharmaceuticals Inc.

B-1

zymeworks
BUILDING BETTER BIOLOGICS™

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on May 2, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 9:00 a.m., Vancouver Time, on April 30, 2019.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

To Receive Documents Electronically

CONTROL NUMBER

[Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. [Graphic Appears Here] • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

[Graphic Appears Here] [Graphic Appears Here] Appointment of Proxyholder I/We being holder(s) of Zymeworks Inc. hereby appoint(s): Neil Klompas, CFO, or failing him, Ali Tehrani, President and CEO, OR Print the name of the person you are appointing if this person is someone other than Neil Klompas, CFO, or Ali Tehrani, President and CEO. [Graphic Appears Here] as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Zymeworks Inc. to be held at 1385 West 8th Avenue, Vancouver, British Columbia, V6H 3V9 on May 2, 2019 at 9:00 a.m. Vancouver Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. [Graphic Appears Here] 1. Election of Directors 01. Kenneth Hillan For Withhold [Graphic Appears Here] 02. Natalie Sacks For Withhold [Graphic Appears Here] [Graphic Appears Here] -------Fold 2. Appointment of Auditors Appointment of KPMG LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. [Graphic Appears Here] [Graphic Appears Here] Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s) [Graphic Appears Here] Date [Graphic Appears Here] Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. [Graphic Appears Here] Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. [Graphic Appears Here] If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. [Graphic Appears Here]